UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-23247

(Investment Company Act File Number)

XAI Octagon Floating Rate & Alternative Income Term Trust

(Exact Name of Registrant as Specified in Charter)

321 North Clark Street, Suite 2430

Chicago, IL 60654

(Address of Principal Executive Offices)

Benjamin D. McCulloch, Esq.

XA Investments LLC

321 North Clark Street, Suite 2430

Chicago, IL 60654

(Name and Address of Agent for Service)

(312) 374-6930

(Registrant’s Telephone Number)

Date of Fiscal Year End: September 30

Date of Reporting Period: March 31, 2021

Item 1.	Reports to Stockholders.

(a)

XAI Octagon Floating Rate & Alternative Income Term Trust

Semi-Annual Report

March 31, 2021

XA
INVESTMENTS

TABLE OF CONTENTS

Shareholder Letter	1
Questions & Answers	2
Trust Portfolio Information	9
Schedule of Investments	11
Statement of Assets and Liabilities	24
Statement of Operations	25
Statements of Changes In Net Assets Applicable to Common Shareholders	26
Statement of Cash Flows	27
Financial Highlights	28
Notes to Financial Statements	30
Risks	41
Additional Information	42

XAI Octagon Floating Rate & Alternative Income Term Trust	Shareholder Letter

March 31, 2021 (Unaudited)

Dear Shareholder:

We thank you for your investment in XAI Octagon Floating Rate & Alternative Income Term Trust (the “Trust”). This report covers the six months ended March 31, 2021 (the “Period”). During this Period, we have observed the continuation of historic economic stimulus in the U.S. economy and the exciting rollout of the COVID-19 vaccines, which have begun a return to normalcy in many parts of the world. In December 2020, the U.S. government enacted another aid package totaling $900bn. In March 2021, another $1.9 trillion relief package was approved to further assist economic recovery. We have observed stronger technical and fundamental factors driving credit markets during this Period. With the pledge of the U.S. Federal Reserve to keep monetary conditions accommodative for as long as necessary, we expect a continuation of this trend in the coming months.

The last six months were characterized by a strong recovery in both equity and debt capital markets following the market declines in the prior period due to the impact of COVID-19. During the Period, we observed the continuation of price improvement for loan and CLO debt prices and the start of pricing increases for CLO equity which had relatively depressed prices at the end of the prior period. We have observed an increase in both institutional and retail demand for floating-rate assets given attractive relative yields compared to other fixed income asset classes without the attendant interest rate duration risk. Following elevated rating agency downgrades earlier in 2020, we have recently observed an uptick in loan and CLO debt upgrades as the economic recovery continues.

The Trust’s net asset value (“NAV”) increased during the Period by 20.43% from $6.56 per common share to $7.90 per common share on March 31, 2021, largely reflecting gains and valuation increases for the Trust’s investments in collateralized loan obligation (“CLO”) equity which had been depressed in the prior period.

For the six months ended March 31, 2021, the S&P 500 Index, the Bloomberg Barclays U.S. High Yield 1% Issuer Capped Index and the Trust’s benchmark, the S&P/LSTA Leveraged Loan 100 Index, generated total returns of 19.07%, 7.35%, and 4.45%,1 respectively.

During the Period, the Trust declared aggregate monthly distributions totaling $0.438 per common share. The distribution of $0.073 per common share declared on March 1, 2021 represented an annualized distribution rate of 9.65% based on the Trust’s closing market price of $9.08 per common share on March 31, 2021.

The closing price per share of the Trust’s common shares was $9.08 on March 31, 2021, representing an 14.94% premium to NAV per common share. During the Period, the Trust’s common shares traded on average at a 6.74% premium to NAV. From the Trust’s IPO on September 27, 2017 through March 31, 2021, the Trust’s common shares have traded on average at a 1.20% premium to NAV.

During the Period, the Trust issued 2,019,102 common shares pursuant to an “at-the-market” program resulting in $15,539,724 of net proceeds to the Trust. The Trust also sold an additional 3,269,302 common shares through an underwritten offering, the second of this type of “overnight offering” for the Trust since inception. The underwritten offering resulted in gross proceeds of $28,181,383 (before deduction of the sales load and offering expenses) to the Trust. Additionally, the Trust issued 1,196,000 preferred shares resulting in gross proceeds of $29,900,000 (before the deduction in sales load and offering expenses) to the Trust. The preferred shares have a 5-year term and were issued at a rate of 6.50%. The XFLT 6.50% Series 2026 term preferred shares trade on the NYSE under the symbol XFLTPRA.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Trust’s website at www.xainvestments.com/XFLT.

Sincerely,

Kimberly Flynn

Managing Director

XA Investments LLC

1	Source: Bloomberg

Semi-Annual Report | March 31, 2021	1

XAI Octagon Floating Rate & Alternative Income Term Trust	Questions & Answers

March 31, 2021 (Unaudited)

XA Investments LLC (“XAI”) serves as the investment adviser to the Trust. Octagon Credit Investors, LLC (“Octagon”) serves as the Trust’s investment sub-adviser and is responsible for the management of the Trust’s portfolio of investments.

Gretchen M. Lam, Senior Portfolio Manager at Octagon Credit Investors, LLC (“Octagon”) and a member of Octagon’s Investment Committee serves as lead portfolio manager of XAI Octagon Floating Rate & Alternative Income Term Trust (the “Trust”). Ms. Lam is supported by a team of Octagon investment professionals in the day-to-day management of the Trust’s portfolio, including the following members of Octagon’s Investment Committee: Andrew D. Gordon (Octagon’s co-founder and Chief Executive Officer), Michael B. Nechamkin (Chief Investment Officer and Senior Portfolio Manager), Lauren B. Law (Portfolio Manager), and Sean M. Gleason (Portfolio Manager). In addition, Maegan Gallagher (Head of Trading and Capital Markets) is a member of the Octagon Investment Committee.

What is the Trust’s investment objective and how is it pursued?

The Trust’s investment objective is to seek attractive total return with an emphasis on income generation across multiple stages of the credit cycle. The Trust seeks to achieve its investment objective by investing in a dynamically managed portfolio of opportunities primarily within the private credit markets. Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in floating-rate credit instruments and other structured credit investments.

The Trust’s investments may include (i) structured credit investments, including collateralized loan obligation (“CLO”) debt and subordinated (i.e., residual or equity) securities; (ii) traditional corporate credit investments, including leveraged loans and high yield bonds; (iii) opportunistic credit investments, including stressed and distressed credit situations and long/short credit investments; and (iv) other credit-related instruments.

Leveraged loans are debt obligations (also commonly referred to as “senior loans” or “floating-rate loans”) issued by a bank to a corporation that generally holds legal claim to the borrower’s assets above all other debt obligations. Currently, leveraged loans have floating rates that typically fluctuate according to LIBOR. LIBOR stands for London Interbank Offered Rate and is the benchmark rate that most of the world’s leading banks charge each other for short-term loans. LIBOR is soon to be phased out, with new instruments being issued with an alternative rate beginning in 2021 and existing instruments required to transition by June 30, 2023.

CLOs are a type of structured credit vehicle that typically invest in a diverse portfolio of broadly syndicated leveraged loans. CLOs finance this pool of loans with a capital structure that consists of debt and equity. CLO debt includes senior and mezzanine debt (collectively, “liabilities”) of a CLO structure with tranches rated from AAA down to BB or B. Interest earned from the underlying loan collateral pool of a CLO is used to pay the coupon interest on the CLO liabilities. CLO debt investors earn returns based on spreads above 3-month LIBOR. CLO equity represents a residual stake in the CLO structure and is the first loss position in the event of defaults and credit losses. CLO equity investors receive the excess spread between the CLO assets and liabilities and expenses. CLO equity is junior in priority of payment and is subject to certain payment restrictions generally set forth in an indenture governing the notes.

The Trust pursues its investment objective by investing primarily in below investment grade credit instruments that are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal. The Trust may invest without limitation in credit instruments that are illiquid.

The Trust uses leverage to seek to enhance total return and income. Although leverage may create an opportunity for increased return and income for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the leverage strategy will be successful. If income and gains on securities purchased with leverage proceeds are greater than the cost of the leverage, common shareholders’ return will be greater than if leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of leverage are less than the cost of leverage, common shareholders’ return will be less than if leverage had not been used.

Describe the current market conditions for the leveraged loan market and Octagon’s outlook.

For the six-month period ended March 31, 2021, leveraged loans returned 3.51% (as measured by the broad S&P/LSTA Leveraged Loan Index or “LLI”).1 The loan market entered 2021 with substantial positive momentum following a strong risk rally in the final two months of 2020 supported by better-than-expected third quarter earnings, fewer defaults, and the introduction of vaccines. Following monthly returns of 1.19% and 0.59% in January and February (respectively), loans gave back some gains in March, generating a negative return of less than one basis point for the month.1 March’s flat performance reflected a resetting of expectations among market participants following a substantial run-up in asset prices and a glut of new loan supply. By and large, loan prices retreated in March, with the weighted average bid price of the LLI declining a quarter point to 97.55 as of month-end. Price softness was most acute among higher-rated and more liquid loans, meanwhile, CCC rated loan prices continued to advance during the month—up +0.39 points to 91.39 as of March 31—underscoring investors’ ongoing search for yield amid an improving fundamental backdrop.1 After returning 3.81% in the fourth quarter of 2020, loans returned 1.78% in the first quarter of 2021, further contributing to the historic rebound in the wake of the Covid-19 outbreak. Over the twelve months ended March 31, the LLI returned 20.71%—a one-year performance figure not seen in a decade.1

2	www.xainvestments.com

XAI Octagon Floating Rate & Alternative Income Term Trust	Questions & Answers

March 31, 2021 (Unaudited)

Credit fundamentals continued to recover during the period amid an increasingly optimistic economic outlook driven by expanded vaccine availability, additional fiscal stimulus, accommodative monetary policy, encouraging trends in consumer spending and jobless claims, and more businesses reopening within the sectors most adversely affected by social distancing restrictions. As the negative impacts of the pandemic recede, many borrowers have emerged from a tumultuous 2020 with stronger liquidity profiles, and credit stress indicators continue to improve from last year’s peak levels. As of March 31, 2021, the percentage of first lien loans in the LLI trading below 80 was approximately 1%, compared to 56% one year ago.2 In the wake of record-setting downgrade activity in the second quarter of 2020 (when the rating agencies were quick to act amid mounting Covid-related stress), rating agency actions have turned net positive. S&P upgraded 49 loan facilities and downgraded 35 during the first quarter of 2021, causing the trailing three-month upgrade-to-downgrade ratio to rise above 1.0x for the first time since early 2017.3 While we believe ratings agencies are likely to maintain a cautious stance towards issuers that were negatively impacted by the pandemic, we are nevertheless encouraged by the agencies’ affirmation of improving credit fundamentals. Notably, the loan market has been default-free in four of the previous five months.4 With only two defaults year-to-date as of March 31, 2021 (representing approximately 0.1% of the LLI), the trailing 12-month default rate for the LLI declined to 3.15% as of March 31, and is expected to trend lower as April-July 2020 defaults roll off.4 Given reduced default activity and the accelerated pace of economic stabilization, several sell-side strategists have lowered their 2021 loan default projections only a few months after issuing their initial forecasts. For example, on March 1, JPMorgan revised their 2021 loan default forecast down to 2.0% from a projected 3.5% full-year default rate published in early December 2020.5

Technical dynamics were strong throughout the period. New issue loan volume totaled $80.5 billion in the fourth quarter of 2020, propelled by a surge in corporate mergers and leverage buyout-backed issuance following two quarters of curtailed activity due to the pandemic.6 Loan supply volume has surged thus far in 2021, as continued price appreciation, contracting spreads and a supportive environment for floating rate assets spurred a wave of opportunistic issuance in the first quarter. Year-to-date loan repricing volume totaled $148.5 billion as of March 31, representing the highest quarterly reading since the first quarter of 2017.7 Meanwhile, “true” new loan issuance in the first three months of 2021 reached $180.8 billion--the largest quarterly new issue volume figure in the market’s history—driven by healthy M&A and LBO activity.7 Record-setting loan supply has been met by robust demand from CLOs, as well as retail and institutional investors alike. As of March 31, year-to-date new CLO formation totaled $39.3 billion across 81 deals—another record-setting quarterly tally—underpinned by tightening liability costs, renewed demand from investors that were sidelined in 2020, ample new loan supply, and CLOs’ comparatively attractive relative value versus other securitized products.7 The pace of new CLO creation has steadily increased since the second half of 2020 as attractive new issue loan yields and significant tightening in CLO liabilities (new issue AAA spreads in particular) helped to improve the arbitrage. As short-term rates have bottomed, retail money has flowed back into floating rate loan funds. Following $26.9 billion of outflows in 2020, retail loan funds have reported $13.1 billion of inflows year-to-date as of March 31, 2021.7

We perceive the potential for further upside over the remainder of 2021. We anticipate the potential for above-trend US GDP growth as vaccination rates increase, states fully reopen, and Americans embrace post-pandemic life, which we believe bodes well for corporate borrowers in the loan market. We will continue to rely on fundamental credit research, disciplined asset selection, and active portfolio management to seek to identify relative value opportunities with alpha potential. In the current market environment, we believe COVID-affected borrowers with fundamentally sound business models whose loans are trading at discounted levels could present interesting investment candidates for the Trust.

Describe the current market conditions for the CLO market and Octagon’s outlook.

The CLO market continued to recover over the six-month period ending March 31, 2021, in tandem with the credit markets. CLO debt tranches rebounded from the late-March 2020 dislocation to generate positive performance across the capital stack, and have since posted positive returns in the first quarter of 2021. Meanwhile, CLO equity valuations have continued to improve alongside rising loan prices. Following $31.8 billion of new CLO issuance in the fourth quarter of 2020, the CLO market experienced its most active quarter on record in the first quarter of 2021, with $106.2 billion of new supply (an increase of 149% versus the first quarter of 2020), comprising $39.3 billion of new CLOs, $37.1 billion of deal refinancings, and $32.0 billion of resets.8 The resurgence in refinancing/reset activity year-to-date has been driven by 2016/2017 vintage deals exiting the reinvestment period, and also by 2019 vintage deals, as CLO managers have sought to take advantage of the very flat AAA term curve and extend the deal structure. Longer-dated deal structures (the pre-pandemic norm) have returned to dominance. Of the new issue and resets CLOs priced year-to-date as of March 31, 2021, 84% have a five-year reinvestment period.9 We expect that CLO origination, deal refinancings, and resets may remain strong through the first half of 2021. In the near-term, CLO refinancing/reset supply is likely to be dominated by deals issued post-COVID that will end the non-call period over the next two quarters.10 In our view, the surge in CLO reset activity could prove accretive to the Trust’s CLO equity positions; should any CLOs in the portfolio execute a refinancing or reset, the tighter CLO liability costs may significantly benefit equity investors over the long term.

Amid supportive market conditions, new issue CLO funding costs have compressed to the lowest level since January 2018, but primary loan spreads have remained relatively flat year-to-date, resulting in attractive new issue CLO arbitrage compared to prior years.9 The weighted average cost of capital for CLOs issued in the first quarter of 2021 was L+163 bps, on average, representing a decrease of 30 bps from the prior quarter.7 For further comparison, the weighted average cost of capital for a new issue CLO priced in early March 2020 ranged from L+140-150 bps, and widened out to the L+160bps context by month-end as market volatility increased.11

Semi-Annual Report | March 31, 2021	3

XAI Octagon Floating Rate & Alternative Income Term Trust	Questions & Answers

March 31, 2021 (Unaudited)

CLO fundamentals continued to recover over the period, as an increasingly favorable economic outlook, better-than-expected corporate earnings, higher CCC loan prices, positive ratings actions, and fewer loan defaults drove further improvements in underlying loan portfolios and CLO coverage tests. In the fourth quarter of 2020, CLOs benefited from an uptick in ratings upgrades among CCC rated loans and a strong bid for risk assets. Loan prices continued to advance into year-end, thereby supporting CLO managers’ ability to sell lower quality loans at higher prices. After peaking at approximately 12% in May 2020, the median CCC basket for US CLOs decreased to 8% as of year-end,12 and has since ticked down to 7% as of March 2021.13 Defaulted balances and stressed assets in CLO portfolios likewise continued to decline. As of early March 2021, only 1.7% of underlying loan collateral in CLO portfolios was trading below $80, implying lower downside risk.9 Less than 4% of reinvesting CLOs are currently failing one or more overcollateralization (O/C) test, compared to roughly 7 at year-end 2020 and 25% at the May 2020 peak.14 Following elevated rating agency downgrades and negative watch actions on CLO debt tranches earlier in 2020 (predominantly among mezzanine tranches), we have recently observed more tranche upgrades than downgrades as the economic recovery continues.9

Following the sharp rebound in CLO equity distributions in October (owing largely to the stabilization in LIBOR reference rates, the benefit of LIBOR floors, and fewer missed payments caused by CLO OC test failures), the median equity cash-on-cash distribution modestly decreased to 3.8% in January 2021.15 Equity payments are projected to decline due to the impact of loan repricings on CLO weighted average spreads. The wave of loan repricings year-to-date in 2021 has reduced the weighted average spread for CLOs by an estimated 7 bps (with another 1-2 bps if the reduced LIBOR floor benefit is included), which is expected to affect July CLO equity distributions.16 Given expectations of a benign loan default environment and short-term rate movements in the medium-term, we believe CLO equity may continue to offer upside potential as current CLO liability spreads are near historic tights.

We hold a constructive outlook for the CLO market, and expect continued CLO spread tightening against the backdrop of improving fundamentals and supportive technicals. In the near-term, we anticipate heavy CLO supply may be met with continued investor demand for floating rate CLO tranches, given inflationary pressures amid rising interest rates. Moreover, a healthy new issue loan pipeline may provide continued near-term support for the CLO market. Despite supportive market conditions, the CLO market is prone to episodic bouts of market volatility as technical dynamics shift, which we would generally view as a buying opportunity for the Trust. We maintain the view that potential bouts of market turbulence can benefit CLO equity. When credit spreads widen, loan prepayments and amortizations are typically recycled into discounted/higher yielding assets during periods of market volatility, while CLO liability spreads are fixed, resulting in higher CLO equity distributions. We therefore believe CLO equity continues to offer compelling risk-adjusted returns to long-term investors seeking income strategies.

How did the Trust perform for the six months ended March 31, 2021?

For the six-month period ended March 31, 2021, the Trust’s total return on market price was 60.49% and total return based on net asset value (“NAV”) was 27.50%. NAV return includes the deduction of management fees, operating expenses, and all other Trust expenses. All Trust returns cited – whether based on NAV or market price – assume the reinvestment of all distributions. As of March 31, 2021, the Trust’s market price of $9.08 represented a premium of 14.94% to its NAV of $7.90. The market value of the Trust’s shares fluctuates from time-to-time and may be higher or lower than the Trust’s NAV. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

What were the distributions over the period?

For the October 1, 2020 distribution payment which was declared on September 1, 2020, the Trust paid a monthly distribution of $0.060 per share. From November 1, 2020 through April 1, 2021, the Trust paid a monthly distribution of $0.073 per share. The Trust’s declared distribution on April 1, 2021, is consistent with the previous six distributions and represents annualized distribution rate of 9.65% based on the Trust’s closing market price of $9.08 per common share on March 31, 2021. The Trust’s distribution rate is not constant, and the amount of distributions, when declared by the Trust’s Board of Trustees, is subject to change based on the performance of the Trust. Please see Note 4 of the Notes to the Financial Statements for more information on distributions for the period.

What influenced the Trust’s performance for the six months ended March 31, 2021?

The Trust generated positive returns across its main portfolio segments during the period. CLO equity represented the largest contributor to performance for the six-month period, reflecting improved CLO equity valuations owing to higher underlying loan prices. The Trust’s CLO equity segment experienced a net gain of approximately $1.28 per share for the period, during which the Trust’s CLO equity positions collected quarterly distribution payments totaling $9,075,060 or $0.62 per share, which were augmented by market value gains of $9,705,129 or $0.66 per share. It bears noting that CLO equity pricing can be very volatile. CLO equity valuations often reflect the relative opaqueness of the secondary CLO equity market. The Trust’s performing loan portfolio segment produced a net gain of approximately $0.31 per share for the period, followed by net gains in the Trust’s CLO debt and high yield bond segments of $0.31 and $0.04, respectively.

Relevant indices for the markets in which the Trust invests include the Trust’s benchmark, the S&P/LSTA Leveraged Loan 100 Index, which returned 4.45% for the six-month period, Bloomberg Barclays U.S. High Yield 1% Issuer Capped Index, which returned 7.35% for the six-month period, and the JP Morgan BB/B CLO Debt Index, which returned 16.78% for the six-month period. There is no representative benchmark index for CLO equity in the marketplace.

4	www.xainvestments.com

XAI Octagon Floating Rate & Alternative Income Term Trust	Questions & Answers

March 31, 2021 (Unaudited)

How is the Trust positioned for the remainder of 2021?

Looking ahead, we believe that the Trust is well-positioned across its primary investment segments to meet its investment objective and capitalize on any potential bouts of market volatility through year-end. As of March 31, 2021, the Trust is invested predominantly in floating rate assets, comprising first and second lien loans (40.1% of the total portfolio on a market value basis as of March 31, 2021), CLO equity (32.4%) and CLO debt securities (9.6%). We note that the Trust’s allocation to money market securities (16.0%), as of March 31, 2021, is higher than is typical due to the invest-up of proceeds received from the Trust’s underwritten offering of common shares (discussed below) and underwritten offering of preferred shares just prior to the end of the reporting period—the common share offering closed on March 1, 2021 and the preferred share offering closed on March 23, 2021. We believe the Trust’s loan positions are appropriately diversified across industry sectors, with software, health care providers and services, and media representing the largest exposures as of March 31, 2021. The Trust’s CLO debt investments remain predominantly comprised of BB rated tranches; we believe moderating tail risk in underlying loan portfolios and expectations of further near-term CLO debt spread tightening should bode well for CLO mezzanine debt and CLO equity. We retain a constructive view of CLO equity over the longer term, though we expect the Trust’s CLO equity investments’ cash flows to decline over the near-term due to recent spread compression on the underlying loan collateral. Unless the market experiences pronounced volatility, we anticipate that CLO equity NAVs will remain generally stable given improvements in underlying collateral portfolios. Against the backdrop of an increasingly positive economic outlook and improving credit fundamentals, we anticipate near-term bouts of market volatility will be driven by shifting technicals, which we would view as an opportunity to increase the Trust’s CLO tranche exposure.

Discuss the Trust’s secondary market performance and issuance of additional common shares.

For the six months ended March 31, 2021, the Trust issued 2,019,102 common shares pursuant to an At-the-Market (“ATM”) program resulting in total net proceeds of $15,539,724 to the Trust. The ATM program is a form of continuous follow-on offering of the Trust’s common shares. The goal of the Trust’s ATM program is to enhance secondary market liquidity for shareholders by growing the size of the Trust over time and reducing operating expenses per share. In an ATM offering, newly issued shares are sold incrementally into the secondary trading market through a placement agent at prevailing market prices, but always at or above the Trust’s NAV. The placement agent sells the common shares in the open market and the Trust receives cash proceeds from the transaction to be invested pursuant to the Trust’s investment objectives. Octagon has been able to deploy the investment proceeds from the Trust’s ATM program in what it believes are attractive investment opportunities in CLO debt and CLO equity, which have been accretive to the Trust.

The Trust issues shares pursuant to the ATM only if the Trust’s shares are trading at a sufficient premium such that the issuance price, less the placement fee, exceeds the Trust’s NAV per share. For the six-month period ended March 31, 2021, the Trust traded at an average 6.74% premium to its NAV and has had average daily trading volumes of 131,738 common shares. ATM daily issuance totals depend on the Trust’s average daily trading volumes and its market price’s relative premium or discount to NAV.

The Trust also sold an additional 3,269,302 common shares through an underwritten offering, the second of this type of underwritten “overnight offering” for the Trust since inception. The underwritten offering resulted in gross proceeds of $28,181,383 (before deduction of the sales load and offering expenses) to the Trust. The shares were issued at an offering price of $8.62 while NAV was at $7.80, which resulted in an accretive offering to common shareholders. The ATM program was paused for 30 days following the close of the overnight offering.

How is the Trust positioned to perform in the current interest rate environment?

The Trust remains conservatively positioned in terms of duration; the vast majority of the Trust’s portfolio is invested in floating-rate or adjustable securities based on changes in LIBOR, as further explained below. Three-month LIBOR modestly declined during the period, from 0.23% as of October 1, 2020 to 0.19% as of March 31, 2021.17 Lower LIBOR has resulted in comparatively lower all-in yields for leveraged loans and CLO debt tranches. Despite lower short-term rates, we believe the loan market currently offers attractive total return and income potential for long-term investors. We expect accommodative global central bank policy to continue to be supportive of risk assets and overall economic growth.

Leveraged loans and CLO debt use LIBOR as an interest rate benchmart. LIBOR will be phased out, with new instruments being issued with an alternative rate beginning in 2021 and existing instruments required to transition by June 30, 2023. Replacement of LIBOR could adversely affect the market value or liquidity of CLO securities and/or loans, and pose tangential risk for markets and assets that do not rely directly on LIBOR. The six-month period was marked by several major announcements concerning the future of LIBOR. Within the US loan and CLO markets, these developments provided clarity regarding the timing of LIBOR’s end and the implementation of fallback rates in loans, CLO debt tranches, and other instruments that reference LIBOR. On March 5, 2021, the Financial Conduct Authority (FCA) and the ICE Benchmark Administration (IBA) confirmed that pound, sterling, Euro, Swiss franc and Japanese yen LIBOR settings, and 1-week and 2-month US dollar LIBOR settings will cease to be published after December 31, 2021 for legacy contracts. All other tenors of US dollar LIBOR, including 1-month and 3-month rates, will terminate on June 30, 2023, as initially announced by the FCA and IBA on November 30, 2020. The 18-month extension for most USD LIBOR settings allows additional time for outstanding USD LIBOR-linked contracts to mature and for lenders and borrowers to prepare for the transition. There is uncertainty with respect to replacement of LIBOR with proposed alternative reference rates, and it is highly likely that different markets will simultaneously have assets with different reference rates for a period of time, the effects of which are presently uncertain, and could include increased volatility or illiquidity, and could reduce overall returns. It is uncertain when the timing of the benchmark transition will take place for CLO liabilities as LIBOR transition language in US CLO documents varies across CLO transactions and vintages, though there are various fallback language options outlined in CLO documents. It is expected that new issue loans will begin referencing a Secured Overnight Financing Rate (SOFR) - based benchmark starting in January 2022, however this timeframe is uncertain and could also accelerate. Accordingly, it is expected that a mismatch of reference rates will exist for a period of time between CLO liabilities and at least a portion of underlying loans within CLO portfolios, which could have a negative impact on overall returns.

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XAI Octagon Floating Rate & Alternative Income Term Trust	Questions & Answers

March 31, 2021 (Unaudited)

Discuss the Trust’s use of leverage.

The Trust uses leverage as part of its investment strategy to finance the purchase of additional securities that may provide increased income and greater appreciation potential to common shareholders than could be achieved from a portfolio that is unlevered. With the low cost of borrowing and relatively low default rates generally among U.S. companies, the amount of leverage used by the Trust is expected to be accretive to income generation. The Trust currently employs leverage through the combination of a bank borrowing facility and preferred shares outstanding. The Trust’s bank borrowing facility was amended during the Period to allow the Trust to borrow up to $75,000,000. As of March 31, 2020, the amount of outstanding borrowings under the facility was $50,150,000, which represented approximately 22.72% of the Trust’s Managed Assets (including proceeds of leverage). Additionally, as of March 31, 2021, the Trust issued preferred shares having a total liquidation preference of $29,900,000. Total leverage, as of March 31, 2021 was $76,150,000 representing 34.52% of the Trust’s Managed Assets.

The Trust may use leverage through (i) the issuance of senior securities representing indebtedness, including through borrowing from financial institutions or issuance of debt securities, including notes or commercial paper, (ii) the issuance of preferred shares and/or (iii) reverse repurchase agreements, securities lending, short sales or derivatives, such as swaps, futures or forward contracts, that have the effect of leverage. The terms of the credit facility require that if the Trust’s borrowings exceed 33 1/3% of the Trust’s managed assets, the Trust must reduce its borrowings below such ratio within a specified period of time. Because a portion of the Trust’s assets may consist of illiquid investments, to the extent that the Trust must dispose of portfolio holdings to meet such asset coverage ratio, the Trust may be required to dispose of more liquid holdings at times or on terms that the Trust would otherwise consider undesirable, which may pose particular risks during adverse or volatile market conditions. While leverage may increase the income of the Trust in yield terms, it also amplifies the effects of changing market prices in the portfolio and can cause the Trust’s NAV to change to a greater degree than the market as a whole. This change in NAV can create volatility in Trust pricing.

Index Definitions

The Trust does not seek to track any index. Index returns are stated for illustrative purposes only, do not reflect the deduction of fees and expenses, and do not represent the performance of the Trust. It is not possible to invest directly in an index.

Bloomberg Barclays U.S. High Yield 1% Issuer Capped Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond markets. Securities are classified as high yield if the middle rating of the Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. Issuers are capped at 1% of the index.

J.P. Morgan CLO Debt Index represents the post-crisis J.P. Morgan Collateralized Loan Obligation Index (“CLOIE”). The CLOIE is an index that tracks the market for U.S. dollar-denominated broadly syndicated, arbitrage CLOs. The CLOIE is divided by origination (pre- versus post-crisis) and is broken out further into six original rating classes (AAA, AA, A, BBB, BB, B). The sub-index we reference here tracks BB-rated CLO debt.

S&P/LSTA U.S. Leveraged Loan 100 Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market. In conjunction with Standard & Poor’s/LCD, the Leveraged Syndications & Trading Association (“LSTA”) developed the S&P/LSTA U.S. Leveraged Loan 100 Index. The S&P/LSTA U.S. Leveraged Loan 100 Index is designed to reflect the 100 largest loan facilities in the leveraged loan market. It mirrors the market-value-weighted performance of the 100 largest institutional leveraged loans based upon actual market weightings, spreads and interest payments. The S&P/LSTA U.S. Leveraged Loan 100 Index utilizes LSTA/LPC Mark-to-Market Pricing, which is based on bid/ask quotes gathered from dealers and is not based upon derived pricing models. The index uses the average bid for its market value calculation. Each loan facility’s total return is calculated by aggregating the interest return (reflecting the return due to interest paid and accrued interest) and price return (reflecting the gains or losses due to changes in the end of day prices and principal repayments). The return of each loan facility is weighted in the index based upon its market value outstanding, which reflects both the prior period’s prices as well as accrued interest. The overall index return is the aggregate of each component loan facility’s return multiplied by the market value outstanding from the prior time period.

Risks and Other Considerations

Investing involves risk, including the possible loss of principal and fluctuation in value.

6	www.xainvestments.com

XAI Octagon Floating Rate & Alternative Income Term Trust	Questions & Answers

March 31, 2021 (Unaudited)

The views expressed in these Questions & Answers reflect those of the portfolio managers only through the report period as stated on the cover. These views are expressed for informational purposes only and are subject to change at any time, based on market and other conditions, and may not come to pass. These views should not be construed as research, investment advice or a recommendation of any kind regarding the Trust or any issuer or security, do not constitute a solicitation to buy or sell any security, and should not be considered specific legal, investment or tax advice. The information provided does not take into account the specific objectives, financial situation, or particular needs of any specific investor.

The views expressed in this report may also include forward-looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. Actual results or events may differ materially from those projected, estimated, assumed, or anticipated in any such forward looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward- looking statements, include general economic conditions such as inflation, recession, and interest rates. Neither XAI nor Octagon has any obligation to update or otherwise revise any forward-looking statements, including any revision to reflect changes in any circumstances arising after the date hereof relating to any assumptions or otherwise.

There can be no assurance that the Trust will achieve its investment objective or that any investment strategies or techniques discussed herein will be effective. The value of the Trust will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

Risk Considerations

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Trust’s investment objective will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Senior loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Lower credit debt securities maybe more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Trust’s potential return and its risks; there is no guarantee a trust’s leverage strategy will be successful. The Trust’s shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Please see “Risks” for more information regarding the Trust’s risks and considerations.

Visit the Trust’s website (www.xainvestments.com/XFLT) for additional information regarding the Trust. The Trust regularly updates performance and certain other data and publishes material information as necessary from time to time on its website. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trust. References herein to the Trust’s website are intended to allow investors public access to information regarding the Trust and do not, and are not intended to, incorporate the Trust’s website in this report.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be, and should not be construed as, legal or tax advice and/or legal opinion. Always consult a financial, tax, and/or legal professional regarding your specific situation.

[1]	Source: S&P Capital/SNL Financial LCD Research, an offering of S&P Global Market Intelligence, S&P/LSTA Leveraged Loan Index Returns (March 31, 2021).
[2]	Source: S&P Capital IQ/SNL Financial LCD Research, an offering of S&P Global Market Intelligence. Represents all first lien loans (excluding defaulted loans) in the LLI marked at an average bid price below 80 (March 31, 2021).
[3]	Source: S&P/LSTA Leveraged Loan Index and S&P Capital IQ/SNL Financial LCD Research, an offering of S&P Global Market Intelligence. As of March 31, 2021.
[4]	Source: S&P Capital IQ/SNL Financial LCD Research, an offering of S&P Global Market Intelligence, “US leveraged loan default rate falls for 6th consecutive month, to 3.15%” (April 1, 2021). S&P/LSTA LLI default rate represents lagging 12-month default rate by principal amount as of the respective period. The LLI generally mirrors the universe of leveraged loans syndicated in the US. Defaults for the LLI do not represent the default experience of any particular investment manager or manager peer set. Index default rate is calculated as the amount defaulted over the last 12 months divided by the amount outstanding at the beginning of the 12-month period. Defaults represent all loans including loans not included in the LSTA/LPC mark to market service. The vast majority are institutional tranches (March 31, 2021).
[5]	Source: J.P. Morgan High Yield and Leveraged Loan Research Default Monitor (March 1, 2021).
[6]	Source: S&P Global Market Intelligence, “LCD Quarterly Review – Fourth Quarter 2020,” (December 31, 2020).
[7]	Source: S&P Global Market Intelligence, “LCD Quarterly Review – First Quarter 2021,” (March 31, 2021).
[8]	Source: Barclays Credit Research, “CLO & Leveraged Loan Monthly Update: March 2021” (April 2, 2021).
[9]	Source: Citi Research, “US CLO Q2’21 Outlook” (April 8, 2021).
[10]	Source: Nomura Global Markets Research, “CLO Special Topics – April Performance Update” (April 23, 2021).
[11]	Source: S&P Capital IQ/SNL Financial LCD Research Global CLO Databank.
[12]	Source: BofA Global Research, “Now you CCC me, now you don’t” (December 18, 2020).
[13]	Source: Citi Research, “US CLO Scorecard, March 2021” (April 1, 2021).
[14]	Source: Nomura Fixed Income Research, “Outlook for the CLO Market” (March 2021)

Semi-Annual Report | March 31, 2021	7

XAI Octagon Floating Rate & Alternative Income Term Trust	Questions & Answers

March 31, 2021 (Unaudited)

[15]	Source: Nomura Global Markets Research, “CLO Special Topics – January Performance Update” (January 26, 2021).
[16]	Source: Nomura Global Markets Research, “CLO Special Topics: Review of Current Repricing Wave and Manager Trading Activity” (March 19, 2021).
[17]	Source: Federal Reserve Bank of St. Louis Economic Research (April 6, 2021).

8	www.xainvestments.com

XAI Octagon Floating Rate &
Alternative Income Term Trust	Trust Portfolio Information
March 31, 2021 (Unaudited)

Growth of a $10,000 Investment (as of March 31, 2021)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Trust since inception. Past performance does not guarantee future results. Performance reflects the partial waiver of the Trust’s advisory fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and/or reimbursements, performance would have been lower. This chart does not reflect the deduction of taxes that a shareholder would pay on Trust distributions or the redemption of Trust shares. The chart assumes that distributions from the Trust are reinvested.

Summary Performance (as of March 31, 2021)

	1 Month	3 Months	6 Months	1 Year	3 Year	Since the Trust’s Inception (September 27, 2017)^
XAI Octagon Floating Rate & Alternative Income Term Trust - NAV	0.59%	10.84%	27.50%	86.40%	3.84%	4.28%
XAI Octagon Floating Rate & Alternative Income Term Trust – Market Price	9.01%	24.34%	60.49%	128.08%	9.95%	7.81%
S&P/LSTA Leveraged Loan 100 Index*	-0.31%	1.02%	4.45%	15.28%	4.05%	4.17%

*	The S&P/LSTA (Loan Syndications and Trading Association) U.S. Leveraged Loan 100 Index was the first to track the investable senior loan market. This rules-based index consists of the 100 largest loan facilities in the benchmark S&P/LSTA Leveraged Loan Index (LLI).
^	Annualized Returns.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than performance data quoted.

Semi-Annual Report | March 31, 2021	9

XAI Octagon Floating Rate &
Alternative Income Term Trust	Trust Portfolio Information
March 31, 2021 (Unaudited)

Top Ten Portfolio Holdings (as a % of Total Investments)*

Name	Type
Madison Park Funding XXXVII, Ltd. 2019-37A	CLO Equity	1.98%
Madison Park Funding XXVIII, Ltd. 2018-28A	CLO Equity	1.60%
Battalion CLO XV, Ltd. 2020-15A	CLO Equity	1.46%
CIFC Funding 2021-II	CLO Equity	1.43%
Oak Hill Credit Partners X-R, Ltd. 2014-10RA	CLO Equity	1.35%
Carlyle US CLO 2019-4, Ltd. 2020-4A	CLO Equity	1.31%
Anchorage Capital CLO 1-R, Ltd. 2018-1RA	CLO Equity	1.30%
Battalion CLO XVI, Ltd. 2019-16A	CLO Equity	1.17%
CIFC Funding 2017-V, Ltd.	CLO Equity	1.09%
Madison Park Funding XXIX, Ltd. 2018-29A	CLO Equity	1.08%
Total		13.77%

*	Holdings may vary and are subject to change.

Asset Allocation (as a % of Total Investments)

Senior Secured First Lien Loans	38.36%
CLO Equity	32.40%
CLO Debt	9.58%
Corporate Bonds	1.82%
Secured Second Lien Loans	1.74%
Common Stock	0.10%
Money Market Mutual Fund	16.00%

Total may not add up to 100% due to rounding.

Holdings may vary and are subject to change.

10	www.xainvestments.com

XAI Octagon Floating Rate &
Alternative Income Term Trust	Schedule of Investments
March 31, 2021 (Unaudited)

		Reference Rate	Maturity	Principal
	Coupon(a)	& Spread	Date	Amount	Value
COLLATERALIZED LOAN OBLIGATIONS DEBT(b)(c)- 16.72%* (9.58% of Total Investments)
Anchorage Capital CLO 13 LLC, CLO 2021-13A, ER(d)	6.70%	3M US L + 6.70%	04/15/2034	$1,500,000	$1,470,000
Apidos CLO XXVII, CLO 2017-27A, D(d)	6.62%	3M US L + 6.40%	07/17/2030	375,000	364,040
Apidos CLO XXXII, CLO 2020-32A, E(d)	6.97%	3M US L + 6.75%	01/20/2033	250,000	248,752
Ares XLIII CLO, Ltd., CLO 2017-43A, E(d)	6.71%	3M US L + 6.47%	10/15/2029	750,000	748,536
Atrium IX, CLO 2017-9A, ER(d)	6.64%	3M US L + 6.45%	05/28/2030	900,000	885,422
Atrium XIV LLC, CLO 2018-14A, E(d)	5.87%	3M US L + 5.65%	08/23/2030	500,000	488,708
Carlyle US CLO, Ltd., CLO 2020-4A, D(d)	7.89%	3M US L + 7.65%	01/15/2033	600,000	603,023
CIFC Funding 2015-I, Ltd., CLO 2015-1A, ERR(d)	6.22%	3M US L + 6.00%	01/22/2031	500,000	479,851
CIFC Funding 2019-VI, Ltd., CLO 2019-6A, E(d)	7.62%	3M US L + 7.40%	01/16/2033	500,000	503,185
GoldenTree Loan Management US CLO 1, Ltd., CLO 2017-1A, F(d)	5.82%	3M US L + 5.60%	04/20/2029	1,000,000	999,988
HPS Loan Management, Ltd., CLO 2017-11A, F(d)	8.04%	3M US L + 7.85%	05/06/2030	1,000,000	875,592
KAYNE CLO, CLO 2021-11A, E(d)	6.25%	3M US L + 6.25%	04/15/2034	1,300,000	1,300,000
Madison Park Funding XLVIII, Ltd., CLO 2021-48A, E(d)	6.44%	3M US L + 6.25%	04/19/2033	500,000	495,584
Madison Park Funding XVII, Ltd., CLO 2015-17A, FR(d)	7.70%	3M US L + 7.48%	07/21/2030	1,000,000	940,484
Madison Park Funding XXXVI, Ltd., CLO 2019-36A, E(d)	7.49%	3M US L + 7.25%	01/15/2033	250,000	251,266
Magnetite XXIV, Ltd., CLO 2019-24A, E(d)	7.19%	3M US L + 6.95%	01/15/2033	500,000	501,342
Neuberger Berman Loan Advisers CLO 24, Ltd., CLO 2017- 24A, E(d)	6.24%	3M US L + 6.02%	04/19/2030	1,000,000	993,519
OHA Credit Funding 5, Ltd., CLO 2020-5A, E(d)	6.47%	3M US L + 6.25%	04/18/2033	1,000,000	985,053
Regatta VIII Funding, Ltd., CLO 2017-1A, E(d)	6.32%	3M US L + 6.10%	10/17/2030	500,000	496,651
Regatta XIV Funding, Ltd., CLO 2018-3A, E(d)	6.17%	3M US L + 5.95%	10/25/2031	750,000	714,391
Regatta XVI Funding, Ltd., CLO 2019-2A, E(d)	7.24%	3M US L + 7.00%	01/15/2033	1,000,000	1,003,103
Sound Point CLO II, Ltd., CLO 2013-1A, B2R(d)	5.72%	3M US L + 5.50%	01/26/2031	250,000	224,494
Sound Point CLO XVIII, Ltd., CLO 2017-4A, D(d)	5.72%	3M US L + 5.50%	01/20/2031	500,000	447,976
Symphony CLO XXI, Ltd., CLO 2019-21A, E(d)	6.99%	3M US L + 6.75%	07/15/2032	1,000,000	1,000,405
Symphony CLO XXIV, Ltd., CLO 2021-24A, E(d)	7.22%	3M US L + 7.00%	01/23/2032	1,000,000	999,986
Symphony CLO XXV, Ltd., CLO 2021-25A, E(d)	6.50%	3M US L + 6.50%	04/19/2034	1,500,000	1,485,000
THL Credit Wind River CLO, Ltd.
Collateralized Loan Obligations 2017-4A(d)	6.02%	3M US L + 5.80%	11/20/2030	500,000	477,859
Collateralized Loan Obligations 2019-1A(d)	6.94%	3M US L + 6.72%	04/20/2031	750,000	749,820
Collateralized Loan Obligations 2021-1A(d)	7.25%	3M US L + 7.06%	04/18/2036	1,500,000	1,470,000
Voya CLO, Ltd., CLO 2020-3A, E(d)	6.48%	3M US L + 6.28%	10/20/2031	2,000,000	1,981,408
Total Collateralized Loan Obligations Debt (Cost $24,182,623)				$24,675,000	$24,185,438

COLLATERALIZED LOAN OBLIGATIONS EQUITY(c)(e)- 56.57%* (32.40% of Total Investments)
Anchorage Capital CLO 18, Ltd., CLO 2021-18A, SUB(d)	N/A	Estimated yield of 0.00%	04/14/2034	850,000	777,750
Anchorage Capital CLO 1-R, Ltd., CLO 2018-1RA, SUB(d)	N/A	Estimated yield of 17.82%	04/13/2031	4,150,000	3,278,068
Anchorage Capital CLO 3-R, Ltd., CLO 2014-3RA, SUB(d)	N/A	Estimated yield of 17.51%	01/28/2031	1,400,000	1,075,445
Anchorage Capital CLO 4-R, Ltd., CLO 2018-4RA, SUB(d)	N/A	Estimated yield of 17.80%	01/28/2031	3,000,000	2,161,962
Anchorage Capital CLO 7, Ltd., CLO 2015-7A, SUBA(d)	N/A	Estimated yield of 35.70%	01/28/2031	1,750,000	984,090
Anchorage Capital CLO 9, Ltd., CLO 2016-9A, SUB(d)	N/A	Estimated yield of 20.38%	07/15/2032	2,500,000	1,360,342
Apidos CLO XXVII, CLO 2017-27A, SUB(d)	N/A	Estimated yield of 8.44%	07/17/2030	1,300,000	591,358
Apidos CLO XXVIII, CLO 2017-28A, SUB(d)	N/A	Estimated yield of 6.83%	01/20/2031	3,500,000	2,012,409
ARES LI CLO, Ltd.
Collateralized Loan Obligations 2019-51A(d)	N/A	Estimated yield of 17.77%	04/15/2031	1,699,959	1,115,724
Collateralized Loan Obligations 2019-51A(d)	N/A	Estimated yield of 17.77%	04/15/2031	2,300,041	1,509,572
Battalion Clo XV, Ltd., CLO 2020-15A, SUB(d)	N/A	Estimated yield of 20.32%	01/17/2033	4,500,000	3,695,886
Battalion Clo XVI, Ltd., CLO 2019-16A, SUB(d)	N/A	Estimated yield of 16.28%	12/19/2032	3,500,000	2,958,000

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2021	11

XAI Octagon Floating Rate &
Alternative Income Term Trust	Schedule of Investments
March 31, 2021 (Unaudited)

		Reference Rate	Maturity	Principal
	Coupon(a)	& Spread	Date	Amount	Value
COLLATERALIZED LOAN OBLIGATIONS EQUITY(c)(e) (continued)
Carlyle Global Market Strategies CLO, Ltd.
Collateralized Loan Obligations 2013-1A(d)	N/A	Estimated yield of 6.89%	08/14/2030	$3,500,000	$1,554,955
Collateralized Loan Obligations 2016-1A(d)	N/A	Estimated yield of 14.38%	04/20/2027	598,000	337,363
Carlyle US CLO, Ltd.
Collateralized Loan Obligations 2018-2A(d)	N/A	Estimated yield of 13.43%	10/15/2031	933,000	625,979
Collateralized Loan Obligations 2020-4A(d)	N/A	Estimated yield of 17.97%	01/15/2033	4,000,000	3,311,772
Catamaran CLO, Ltd., CLO 2015-1A, SUB(d)	N/A	Estimated yield of 0.00%	04/22/2027	750,000	190,875
CIFC Funding 2017-III, Ltd., CLO 2017-3A, SUB(d)	N/A	Estimated yield of 9.64%	07/30/2030	1,400,000	865,480
CIFC Funding 2017-V, Ltd., CLO 2017-5A, SUB(d)	N/A	Estimated yield of 12.09%	11/16/2030	4,500,000	2,762,239
CIFC Funding 2018-I, Ltd., CLO 2018-1A, SUB(d)	N/A	Estimated yield of 12.78%	04/18/2031	3,250,000	2,418,361
CIFC Funding 2018-III, Ltd., CLO 2018-3A, SUB(d)	N/A	Estimated yield of 19.16%	07/18/2031	3,000,000	1,985,235
CIFC Funding 2019-III, Ltd., CLO 2019-3A, SUB(d)	N/A	Estimated yield of 12.42%	07/16/2032	750,000	574,014
CIFC Funding 2019-V, Ltd., CLO 2019-5A, INC(d)	N/A	Estimated yield of 13.33%	10/15/2032	2,500,000	1,878,970
CIFC Funding 2020-II, Ltd., CLO 2020-2A, INC(d)	N/A	Estimated yield of 18.21%	08/24/2032	1,000,000	1,044,815
CIFC Funding 2020-III, Ltd., CLO 2020-3A, SUB(d)	N/A	Estimated yield of 15.67%	10/20/2031	150,000	144,872
CIFC Funding 2021-II, CLO 2021-2A, SUB(d)	N/A	Estimated yield of 0.00%	04/15/2034	4,000,000	3,600,000
Invesco CLO, Ltd., CLO 2021-1A, SUB(d)	N/A	Estimated yield of 0.00%	04/15/2034	3,000,000	2,520,000
Madison Park Funding XVIII, Ltd., CLO 2015-18A, SUB(d)	N/A	Estimated yield of 8.64%	10/21/2027	4,000,000	2,320,324
Madison Park Funding XX, Ltd., CLO 2016-20A, SUB(d)	N/A	Estimated yield of 23.78%	07/27/2030	1,740,000	1,340,992
Madison Park Funding XXIX, Ltd., CLO 2018-29A, SUB(d)	N/A	Estimated yield of 16.74%	10/18/2047	3,750,000	2,737,324
Madison Park Funding XXVIII, Ltd., CLO 2018-28A, SUB(d)	N/A	Estimated yield of 0.00%	07/15/2030	5,000,000	4,037,500
Madison Park Funding XXXVII, Ltd., CLO 2019-37A, SUB(d)	N/A	Estimated yield of 17.03%	07/15/2032	5,500,000	5,000,991
Niagara Park Clo, Ltd., CLO 2019-1A, SUB(d)	N/A	Estimated yield of 17.58%	07/17/2032	2,648,000	2,151,100
Oak Hill Credit Partners X-R, Ltd., CLO 2014-10RA, SUB(d)	N/A	Estimated yield of 15.60%	04/20/2034	6,673,000	3,400,040
OHA Credit Partners XI, Ltd., CLO 2015-11A, SUB(d)	N/A	Estimated yield of 15.72%	01/20/2032	2,750,000	1,873,575
OHA Credit Partners XII, Ltd., CLO 2016-12A, SUB(d)	N/A	Estimated yield of 19.37%	07/23/2030	1,500,000	1,324,955
Sixth Street CLO XVII, Ltd., CLO 2021-17A, SUB(d)	N/A	Estimated yield of 9.71%	01/20/2034	1,100,000	1,021,274
Sound Point CLO III, Ltd., CLO 2017-3A, SUB(d)	N/A	Estimated yield of 9.61%	10/20/2030	1,500,000	878,585
Sound Point CLO III-R, Ltd., CLO 2013-2RA, SUB(d)	N/A	Estimated yield of 9.05%	04/15/2029	1,000,000	159,528
Sound Point CLO VI-R, Ltd., CLO 2014-2RA, SUB(d)	N/A	Estimated yield of 6.69%	10/20/2031	2,000,000	475,576
Symphony CLO XVI, Ltd., CLO 2015-16A, SUB(d)	N/A	Estimated yield of 21.23%	10/15/2031	5,750,000	2,464,703
Thacher Park CLO, Ltd., CLO 2014-1A, SUB(d)	N/A	Estimated yield of 0.00%	10/20/2026	6,000,000	316,800
THL Credit Wind River CLO, Ltd.
Collateralized Loan Obligations 2018-2A(d)	N/A	Estimated yield of 17.01%	07/15/2030	3,031,000	2,253,003
Collateralized Loan Obligations 2018-3A(d)	N/A	Estimated yield of 21.00%	01/20/2031	3,000,000	2,531,691
Wind River CLO, Ltd., CLO 2016-1A, SUB(d)	N/A	Estimated yield of 0.00%	07/15/2028	4,000,000	2,179,332
Total Collateralized Loan Obligations Equity (Cost $87,378,447)				$124,723,000	$81,802,829

		Reference Rate	Maturity	Principal
	Coupon(a)	& Spread	Date	Amount	Value
CORPORATE BONDS - 3.18%* (1.82% of Total Investments)
Automobiles - 0.56% (0.32% of Total Investments)
Ford Motor Co., Senior Unsecured	9.00%	N/A	04/22/2025	467,000	565,280
Ford Motor Co., Senior Unsecured	9.63%	N/A	04/22/2030	116,000	162,139
Real Hero Merger Sub 2, Inc., Senior Unsecured(d)	6.25%	N/A	02/01/2029	80,000	82,787
Total Automobiles				663,000	810,206

See Notes to Financial Statements.
12	www.xainvestments.com

XAI Octagon Floating Rate &
Alternative Income Term Trust	Schedule of Investments
March 31, 2021 (Unaudited)

		Reference Rate	Maturity	Principal
	Coupon(a)	& Spread	Date	Amount	Value
CORPORATE BONDS (continued)
Diversified Financial Services - 0.24% (0.14% of Total Investments)
Compass Group Diversified Holdings LLC, Senior Unsecured(d)	5.25%	N/A	04/16/2029	$333,000	$348,817

Diversified Telecommunication Services - 0.79% (0.45% of Total Investments)
Consolidated Communications, Inc., Senior Secured(d)	5.00%	N/A	10/02/2028	1,125,000	1,134,731

IT Services - 0.25% (0.14% of Total Investments)
Avaya, Inc., Senior Secured(d)	6.13%	N/A	09/15/2028	345,000	366,456

Media - 0.35% (0.20% of Total Investments)
Clear Channel Outdoor Holdings, Inc., Senior Unsecured(d)	7.75%	N/A	04/17/2028	100,000	98,923
Entercom Media Corp., Senior Secured(d)	6.75%	N/A	04/02/2029	390,000	405,042
Total Media				490,000	503,965

Pharmaceuticals - 0.59% (0.34% of Total Investments)
Endo Luxembourg Finance Co. I Sarl / Endo US, Inc.,Senior Secured(d)	6.13%	N/A	04/02/2029	845,000	857,143

Specialty Retail - 0.15% (0.09% of Total Investments)
PetSmart, Inc. / PetSmart Finance Corp., Senior Unsecured(d)	7.75%	N/A	02/15/2029	200,000	216,490

Technology Hardware, Storage & Peripherals - 0.02% (0.01% of Total Investments)
NCR Corp., Senior Unsecured(d)	5.13%	N/A	04/15/2029	31,000	31,291

Transportation Infrastructure - 0.23% (0.13% of Total Investments)
Uber Technologies, Inc., Senior Unsecured(d)	6.25%	N/A	01/15/2028	305,000	330,827

Total Corporate Bonds (Cost $4,337,000)				$4,337,000	$4,599,926

		Reference Rate	Maturity	Principal
	Coupon(a)	& Spread	Date	Amount	Value
SECURED SECOND LIEN LOANS(b) - 3.03%* (1.74% of Total Investments)
Aerospace & Defense - 0.07% (0.04% of Total Investments)
New Constellis Borrower LLC, B	12.00%	1M US L + 11.00%	03/27/2025	107,755	95,148

Commercial Services & Supplies - 0.41% (0.24% of Total Investments)
AVSC Holding Corp., Initial	8.25%	3M US L + 7.25%	09/01/2025	805,556	594,097

Communications Equipment - 0.18% (0.10% of Total Investments)
Global Tel*Link Corp., 2nd Lien	8.36%	1M US L + 8.25%	11/29/2026	347,222	264,903

Construction & Engineering - 0.20% (0.12% of Total Investments)
Convergint Technologies LLC, 2nd Lien	6.94%	1M US L + 6.75%	03/18/2029	292,804	292,804

Diversified Consumer Services - 0.41% (0.24% of Total Investments)
Travelport Finance S.à.r.l., Initial	5.25%	3M US L + 5.00%	05/29/2026	580,005	470,256

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2021	13

XAI Octagon Floating Rate &
Alternative Income Term Trust	Schedule of Investments
March 31, 2021 (Unaudited)

		Reference Rate	Maturity	Principal
	Coupon(a)	& Spread	Date	Amount	Value
SECURED SECOND LIEN LOANS(b) (continued)
Diversified Consumer Services (continued)
TruGreen LP, Initial	9.25%	3M US L + 8.50%	11/02/2028	$125,392	$129,154
Total Diversified Consumer Services				705,397	599,410

Diversified Financial Services - 0.43% (0.25% of Total Investments)
Edelman Financial Center LLC, Initial(f)	N/A	L + 6.75%	07/20/2026	626,984	625,611

Diversified Telecommunication Services - 0.03% (0.01% of Total Investments)
GTT Communications, Inc., Closing Date U.S.	2.86%	3M US L + 2.75%	05/31/2025	45,304	37,989

Electronic Equipment, Instruments & Components - 0.05% (0.03% of Total Investments)
Infinite Bidco LLC, Initial	7.50%	3M US L + 7.00%	03/02/2029	69,869	69,956

Food Products - 0.22% (0.12% of Total Investments)
Froneri International, Ltd., Facility	5.86%	1M US L + 5.75%	01/31/2028	309,478	313,155

Health Care Providers & Services - 0.09% (0.05% of Total Investments)
Verscend Holding Corp., B-1(f)	N/A	L + 4.00%	02/12/2029	135,802	135,648

Software - 0.94% (0.54% of Total Investments)
DCert Buyer, Inc., First Amendment Refinancing	7.11%	L + 7.00%	02/19/2029	156,627	157,313
EagleView Technology Corp., 2nd Lien	8.50%	3M US L + 7.50%	08/14/2026	198,167	194,864
MH Sub I LLC, 2021 Replacement	6.36%	1M US L + 6.25%	02/23/2029	1,000,000	1,005,000
Total Software				1,354,794	1,357,177

Total Secured Second Lien Loans (Cost $4,746,887)				$4,800,965	$4,385,898

SENIOR SECURED FIRST LIEN LOANS(b) - 66.98%* (38.36% of Total Investments)
Aerospace & Defense - 1.10% (0.63% of Total Investments)
Amentum Government Services Holdings LLC, Tranche 2	5.50%	3M US L + 4.75%	01/29/2027	334,432	334,850
Constellis Holdings LLC, Priority	8.50%	1M US L + 7.50%	03/27/2024	119,765	118,666
Peraton Corp.
B(f)	N/A	L + 3.75%	02/01/2028	413,632	413,289
Delayed Draw	3.94%	2M US L + 3.75%	02/01/2028	727,954	727,350
Total Aerospace & Defense				1,595,783	1,594,155

Air Freight & Logistics - 0.52% (0.30% of Total Investments)
Atlantic Aviation FBO, Inc., B	3.86%	1M US L + 3.75%	12/06/2025	750,000	748,748

Airlines - 0.64% (0.37% of Total Investments)
Allegiant Travel Company, Replacement	3.20%	3M US L + 3.00%	02/05/2024	384,903	381,173
JetBlue Airways Corp., Term Loan	6.25%	3M US L + 5.25%	06/17/2024	532,366	544,344
Total Airlines				917,269	925,517

Auto Components - 1.69% (0.97% of Total Investments)
Dealer Tire LLC, B-1	4.36%	1M US L + 4.25%	12/12/2025	1,118,955	1,119,392
First Brands Group LLC, Tranche B-3	8.50%	3M US L + 7.50%	02/02/2024	126,893	128,902
IXS Holdings, Inc., Initial	5.00%	3M US L + 4.25%	03/05/2027	867,846	866,544

See Notes to Financial Statements.
14	www.xainvestments.com

XAI Octagon Floating Rate &
Alternative Income Term Trust	Schedule of Investments
March 31, 2021 (Unaudited)

		Reference Rate	Maturity	Principal
	Coupon(a)	& Spread	Date	Amount	Value
SENIOR SECURED FIRST LIEN LOANS(b) (continued)
Auto Components (continued)
LS Group Opco Acquisition LLC, Initial	4.25%	6M US L + 3.50%	11/02/2027	$328,093	$327,820
Total Auto Components				2,441,787	2,442,658

Automobiles - 1.08% (0.62% of Total Investments)
RVR Dealership Holdings LLC, B	4.75%	3M US L + 4.00%	02/08/2028	481,441	479,635
Truck Hero, Inc., Initial	4.50%	1M US L + 3.75%	01/31/2028	1,082,570	1,079,117
Total Automobiles				1,564,011	1,558,752

Beverages - 0.41% (0.24% of Total Investments)
Arterra Wines Canada, Inc., Initial Tranche B-1	4.25%	3M US L + 3.50%	11/24/2027	27,281	27,270
Triton Water Holdings, Inc., Initial	3.69%	3M US L + 3.50%	03/31/2028	568,595	565,928
Total Beverages				595,876	593,198

Building Products - 1.16% (0.67% of Total Investments)
Cornerstone Building Brands, Inc., B(f)	N/A	L + 3.25%	04/12/2028	389,288	387,341
DiversiTech Holdings, Inc., Tranche B-2	4.25%	3M US L + 3.25%	12/02/2024	68,091	67,750
Foundation Building Materials, Inc.
Initial	3.75%	1M US L + 3.25%	01/31/2028	143,299	141,831
Sailor	3.75%	1M US L + 3.25%	01/31/2028	82,872	82,022
Hillman Group, Inc.
B1(f)	N/A	L + 2.75%	02/24/2028	132,423	131,651
Delayed(f)	N/A	L + 2.75%	02/24/2028	26,888	26,731
Kodiak BP LLC, Initial	4.00%	3M US L + 3.25%	03/12/2028	246,769	245,227
LBM Acquisition LLC
Initial(f)	N/A	L + 3.75%	12/17/2027	90,931	90,493
Initial Delayed Draw(f)	N/A	L + 3.75%	12/17/2027	20,207	20,109
Park River Holdings, Inc., Initial	4.00%	3M US L + 3.25%	12/28/2027	96,313	95,651
White Cap Buyer LLC, Initial Closing Date	4.50%	3M US L + 4.00%	10/19/2027	222,008	221,453
Wilsonart LLC, Tranche E(f)	N/A	L + 3.50%	12/21/2026	169,233	168,709
Total Building Products				1,688,322	1,678,968

Capital Markets - 0.77% (0.44% of Total Investments)
Hudson River Trading LLC, Term Loan	3.14%	3M US L + 3.00%	03/20/2028	1,127,034	1,115,763

Chemicals - 1.39% (0.79% of Total Investments)
Ascend Performance Materials Operations LLC, 2021 Refinancing	5.50%	3M US L + 4.75%	08/27/2026	692,378	700,888
CPC Acquisition Corp., Initial	4.50%	2M US L + 3.75%	12/29/2027	134,367	134,255
INEOS Enterprises Holdings, Ltd., Refinancing Tranche B Dollar	4.50%	3M US L + 3.50%	08/28/2026	217,115	217,169
INEOS Styrolution Group GmbH, 2026 Tranche B Dollar	3.25%	3M US L + 2.75%	01/29/2026	128,261	127,780
Innovative Water Care Global Corp., Initial	6.00%	3M US L + 5.00%	02/27/2026	221,327	207,383
Lummus Technology Holdings V LLC, 2021 Refinancing B	3.61%	1M US L + 3.50%	06/30/2027	52,659	52,374
Trinseo Materials Operating S.C.A. RC, Incremental(f)	N/A	L + 2.50%	03/17/2028	191,761	187,533
Tronox Finance LLC, Refinancing	2.65%	3M US L + 2.50%	03/10/2028	380,282	377,985
Total Chemicals				2,018,150	2,005,367

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2021	15

XAI Octagon Floating Rate &
Alternative Income Term Trust	Schedule of Investments
March 31, 2021 (Unaudited)

		Reference Rate	Maturity	Principal
	Coupon(a)	& Spread	Date	Amount	Value
SENIOR SECURED FIRST LIEN LOANS(b) (continued)
Commercial Services & Supplies - 0.98% (0.56% of Total Investments)
Ankura Consulting Group LLC, Closing Date	5.25%	3M US L + 4.50%	03/17/2028	$179,196	$177,628
Belfor Holdings, Inc., Initial	4.11%	1M US L + 3.75%	04/06/2026	641,691	641,691
Dun & Bradstreet Corp., Initial Borrowing(f)	N/A	L + 3.25%	02/06/2026	134,340	133,500
First Advantage Holdings LLC, B-1	3.12%	L + 3.00%	01/31/2027	81,128	80,473
Harland Clarke Holdings Corp., Initial	5.75%	3M US L + 4.75%	11/03/2023	432,638	383,006
Total Commercial Services & Supplies				1,468,993	1,416,298

Communications Equipment - 0.88% (0.50% of Total Investments)
Casa Systems, Inc., Initial	5.00%	6M US L + 4.00%	12/20/2023	498,701	495,410
CCI Buyer, Inc., Initial	4.75%	3M US L + 4.00%	12/17/2027	200,428	200,616
Global Tel*Link Corp., 2018	4.36%	1M US L + 4.25%	11/29/2025	453,639	426,017
MLN US HoldCo LLC, B	4.60%	1M US L + 4.50%	11/30/2025	169,722	148,683
Total Communications Equipment				1,322,490	1,270,726

Construction & Engineering - 0.31% (0.18% of Total Investments)
Convergint Technologies LLC
Delayed Draw	3.94%	1M US L + 3.75%	03/18/2028	29,908	29,740
Initial	3.94%	1M US L + 3.75%	03/18/2028	142,811	142,008
TRC Companies, Inc., Refinancing	5.25%	1M US L + 4.50%	06/21/2024	277,525	277,872
Total Construction & Engineering				450,244	449,620

Containers & Packaging - 0.98% (0.56% of Total Investments)
Kleopatra Finco S.a r.l., Facility B	5.25%	3M US L + 4.75%	02/12/2026	84,913	84,594
Pregis TopCo LLC
Incremental Amendment No. 2	5.00%	1M US L + 4.25%	07/31/2026	91,667	91,667
Initial	3.86%	1M US L + 3.75%	07/31/2026	298,936	296,258
Pretium PKG Holdings, Inc., Initial	4.75%	3M US L + 4.00%	11/05/2027	228,348	227,681
ProAmpac PG Borrower LLC, 2020-1	5.00%	3M US L + 4.00%	11/03/2025	91,703	91,574
Sabert Corp., Initial	5.50%	1M US L + 4.50%	12/10/2026	482,313	481,710
Tricorbraun Holdings, Inc.
Closing Date Initial	3.75%	6M US L + 3.25%	03/03/2028	148,193	146,649
Delayed Draw(g)	3.27%	3M US L + 3.25%	03/03/2028	1,111	764
Total Containers & Packaging				1,427,184	1,420,897

Distributors - 0.15% (0.09% of Total Investments)
BCPE Empire Holdings, Inc., Amendment No. 1	5.00%	1M US L + 4.25%	06/11/2026	95,000	94,762
United Natural Foods, Inc., Initial	3.61%	1M US L + 3.50%	10/22/2025	122,083	121,916
Total Distributors				217,083	216,678

Diversified Consumer Services - 4.06% (2.33% of Total Investments)
AAdvantage Loyality IP, Ltd., Initial(f)	N/A	L + 4.75%	04/20/2028	258,469	264,527
KUEHG Corp, B-3	4.75%	3M US L + 3.75%	02/21/2025	749,503	731,808
Learning Care Group No. 2, Inc., 2020 Incremental	9.50%	3M US L + 8.50%	03/13/2025	389,992	389,992
Mileage Plus Holdings LLC, Initial	6.25%	3M US L + 5.25%	06/21/2027	376,743	399,879
Pug LLC, B-1	8.75%	1M US L + 8.00%	02/12/2027	532,210	545,515
Sabre GLBL, Inc., 2020 Other B	4.75%	1M US L + 4.00%	12/17/2027	9,389	9,477
SkyMiles IP, Ltd., Initial	4.75%	3M US L + 3.75%	10/20/2027	155,123	162,724

See Notes to Financial Statements.
16	www.xainvestments.com

XAI Octagon Floating Rate &
Alternative Income Term Trust	Schedule of Investments
March 31, 2021 (Unaudited)

	Coupon(a)	Reference Rate & Spread	Maturity Date	Principal Amount	Value
SENIOR SECURED FIRST LIEN LOANS(b) (continued)
Diversified Consumer Services (continued)
Sotheby’s, 2021 Refinancing	5.50%	3M US L + 4.75%	01/15/2027	$421,985	$423,568
Spin Holdco, Inc., Initial	4.75%	3M US L + 4.00%	03/04/2028	700,000	693,497
Staples, Inc., 2019 Refinancing New B-1	5.21%	3M US L + 5.00%	04/16/2026	980,269	954,949
Travelport Finance S.a r.l., Initial (Priority)	9.00%	3M US L + 8.00%	02/28/2025	608,902	619,302
Trugreen Limited Partnership, Second Refinancing	4.75%	1M US L + 4.00%	11/02/2027	183,748	183,405
WeddingWire, Inc., Initial	4.71%	3M US L + 4.50%	12/19/2025	502,828	497,799
Total Diversified Consumer Services				5,869,161	5,876,442

Diversified Financial Services - 1.07% (0.61% of Total Investments)
Edelman Financial Center LLC, Initial (2021)(f)	N/A	L + 3.75%	03/15/2028	430,528	427,837
Nexus Buyer LLC, B	3.86%	1M US L + 3.75%	11/09/2026	353,207	351,222
Orion Advisor Solutions, Inc., Initial	5.00%	3M US L + 4.00%	09/24/2027	39,800	39,750
VeriFone Systems, Inc., Initial	4.18%	3M US L + 4.00%	08/20/2025	748,840	729,655
Total Diversified Financial Services				1,572,375	1,548,464

Diversified Telecommunication Services - 2.74% (1.57% of Total Investments)
Altice France S.A., USD TLB-13 Incremental	4.20%	3M US L + 4.00%	08/14/2026	1,049,148	1,045,476
Consolidated Communications, Inc. B-1(f)	N/A	L + 3.50%	10/02/2027	67,233	67,198
Term Loan B	5.75%	1M US L + 4.75%	10/02/2027	633,251	632,921
LCPR Loan Financing LLC, 2021 Additional	3.94%	1M US L + 3.75%	10/16/2028	583,258	583,987
Northwest Fiber LLC, B-2	3.86%	1M US L + 3.75%	04/30/2027	137,440	137,039
Sorenson Communications LLC, 2021	8.75%	3M US L + 5.50%	03/17/2026	218,681	218,681
Syniverse Holdings, Inc., Tranche C	6.00%	3M US L + 5.00%	03/09/2023	609,214	600,142
Windstream Services II LLC, Initial	7.25%	1M US L + 6.25%	09/21/2027	421,253	420,857
Xplornet Communications, Inc., Initial	4.86%	1M US L + 4.75%	06/10/2027	260,103	259,901
Total Diversified Telecommunication Services				3,979,581	3,966,202

Electric Utilities - 0.15% (0.08% of Total Investments)
PG&E Corporation - Loan, Loan	3.50%	3M US L + 3.00%	06/23/2025	212,839	212,373

Electrical Equipment - 0.34% (0.19% of Total Investments)
Energy Acquisition LP, Initial	4.36%	1M US L + 4.25%	06/26/2025	498,718	485,003

Electronic Equipment, Instruments & Components - 3.19% (1.83% of Total Investments)
Cardtronics USA, Inc., Initial	5.00%	1M US L + 4.00%	06/29/2027	32,324	32,243
Corsair Gaming, Inc., Term Loan (First Lien)	4.75%	1M US L + 3.75%	08/28/2024	67,333	67,165
Infinite Bidco LLC, Initial	4.25%	3M US L + 3.75%	03/02/2028	1,256,456	1,245,990
Mavenir Systems, Inc., Initial	7.00%	3M US L + 6.00%	05/08/2025	906,363	904,097
Mirion Technologies LLC, Initial Dollar	4.20%	3M US L + 4.00%	03/06/2026	492,831	492,708
Natel Engineering Company, Inc., Initial	6.00%	3M US L + 5.00%	04/30/2026	482,882	459,139
Triton Solar US Acquisition Co., Initial(f)	N/A	L + 6.00%	10/29/2024	273,338	265,138
Ultra Clean Holdings, Inc., Refinanced(f)	N/A	L + 3.75%	08/27/2025	837,636	838,683
Xperi Holding Corp., Initial B	4.11%	1M US L + 4.00%	06/02/2025	308,833	308,963
Total Electronic Equipment, Instruments & Components				4,657,996	4,614,126

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2021	17

XAI Octagon Floating Rate &
Alternative Income Term Trust	Schedule of Investments
March 31, 2021 (Unaudited)

		Reference Rate	Maturity	Principal
	Coupon(a)	& Spread	Date	Amount	Value
SENIOR SECURED FIRST LIEN LOANS(b) (continued)
Energy Equipment & Services - 0.83% (0.47% of Total Investments)
ChampionX, Term Loan	6.00%	3M US L + 5.00%	06/03/2027	$174,397	$177,449
Lealand Finance Company B.V.
Make-Whole	3.11%	1M US L + 3.00%	06/28/2024	8,469	6,690
Take-Back	4.11%	1M US L + 4.00%	06/30/2025	45,440	24,689
Par Petroleum LLC, Closing Date	6.99%	3M US L + 6.75%	01/12/2026	335,645	333,128
WaterBridge Midstream Operating LLC, Initial	6.75%	3M US L + 5.75%	06/22/2026	692,047	654,850
Total Energy Equipment & Services				1,255,998	1,196,806

Food & Staples Retailing - 0.79% (0.45% of Total Investments)
BW Gas & Convenience Holdings LLC, Initial(f)	N/A	L + 3.50%	03/31/2028	14,776	14,757
Rent-A-Center, Inc., Initial	4.75%	1M US L + 4.00%	02/17/2028	1,125,162	1,129,854
Total Food & Staples Retailing				1,139,938	1,144,611

Food Products - 0.19% (0.11% of Total Investments)
H-Food Holdings LLC, 2020 Incremental B-3	6.00%	1M US L + 5.00%	05/23/2025	62,031	62,031
Ozark Holdings LLC, 2020 Refinancing	4.75%	1M US L + 4.00%	12/16/2027	34,483	34,462
Whole Earth Brands, Inc., Term Loan	5.50%	3M US L + 4.50%	02/05/2028	101,118	100,107
Zaxby’s Operating Company LP, Initial	4.50%	1M US L + 3.75%	12/28/2027	79,247	79,108
Total Food Products				276,879	275,708

Health Care Equipment & Supplies - 1.03% (0.59% of Total Investments)
ASP Navigate Acquisition Corp., Initial	5.50%	3M US L + 4.50%	10/06/2027	421,053	420,000
Curium BidCo S.a r.l., Term Loan	5.00%	3M US L + 4.25%	12/02/2027	105,742	105,742
Medplast Holdings, Inc., Initial Term Loan (Late June/Early July)	3.86%	L + 3.75%	07/02/2025	1,000,000	968,130
Total Health Care Equipment & Supplies				1,526,795	1,493,872

Health Care Providers & Services - 6.68% (3.83% of Total Investments)
ADMI Corp., Amendment No. 4 Refinancing	3.75%	1M US L + 3.25%	12/23/2027	209,931	207,890
Albany Molecular Research, Inc., 2020	4.50%	3M US L + 3.50%	08/30/2024	155,199	155,199
BW NHHC Holdco, Inc., Initial	5.19%	3M US L + 5.00%	05/15/2025	343,211	319,901
Cambrex Corp., Tranche B-2 Dollar	4.25%	1M US L + 3.50%	12/04/2026	406,584	406,076
CCRR Parent, Inc., Initial	5.00%	3M US L + 4.25%	03/06/2028	850,000	851,063
Dentalcorp Health Services ULC, Initial	4.75%	1M US L + 3.75%	06/06/2025	11,356	11,246
Envision Healthcare Corp., Initial	3.95%	1M US L + 3.75%	10/10/2025	1,000,000	860,420
EyeCare Partners LLC, Initial Term Loan	3.86%	1M US L + 3.75%	02/18/2027	582,860	576,384
Global Medical Response, Inc.
2018 New	5.25%	3M US L + 4.25%	03/14/2025	489,902	486,492
2020 Refinancing	5.75%	3M US L + 4.75%	10/02/2025	150,000	149,400
Heartland Dental, LLC, Initial	3.61%	1M US L + 3.50%	04/30/2025	497,445	488,341
Maravai Intermediate Holdings LLC, Initial	5.25%	1M US L + 4.25%	10/19/2027	69,276	69,623
Midwest Physician Administrative Services LLC, Initial	4.00%	3M US L + 3.25%	03/12/2028	750,000	744,848
Pathway Vet Alliance LLC, 2021 Replacement	3.86%	1M US L + 3.75%	03/31/2027	118,801	117,935
Phoenix Guarantor, Inc., Tranche B-3(f)	N/A	L + 3.50%	03/05/2026	849,428	841,995
Radiology Partners, Inc., B	4.79%	1M US L + 4.25%	07/09/2025	754,358	747,757
Southern Veterinary Partners LLC, Initial(g)	5.00%	6M US L + 4.00%	10/05/2027	59,552	59,721
Unified Women’s Healthcare LP, Initial	5.00%	1M US L + 4.25%	12/20/2027	111,359	111,359

See Notes to Financial Statements.
18	www.xainvestments.com

XAI Octagon Floating Rate &
Alternative Income Term Trust	Schedule of Investments
March 31, 2021 (Unaudited)

	Coupon(a)	Reference Rate & Spread	Maturity Date	Principal Amount	Value
SENIOR SECURED FIRST LIEN LOANS(b) (continued)
Health Care Providers & Services (continued)
Verscend Holding Corp., B	4.61%	1M US L + 4.50%	08/27/2025	$1,240,333	$1,238,931
WCG Purchaser Corp., Initial	5.00%	3M US L + 4.00%	01/08/2027	453,529	453,388
WP CityMD Bidco LLC, Term Loan	4.50%	L + 3.75%	08/13/2026	762,251	760,773
Total Health Care Providers & Services				9,865,375	9,658,742

Health Care Technology - 2.91% (1.66% of Total Investments)
athenahealth, Inc., B-1	4.45%	3M US L + 4.25%	02/11/2026	1,256,934	1,257,977
Horizon Therapeutics USA, Inc., Incremental B-2	2.50%	3M US L + 2.00%	03/15/2028	239,721	238,882
Milano Acquisition Corp., B	4.75%	3M US L + 4.00%	10/01/2027	1,009,567	1,004,520
Waystar Technologies, Inc., Initial	4.11%	1M US L + 4.00%	10/22/2026	822,960	822,450
Zelis Cost Management Buyer, Inc., B-1	3.62%	1M US L + 3.50%	09/30/2026	880,578	876,545
Total Health Care Technology				4,209,760	4,200,374

Hotels, Restaurants & Leisure - 3.08% (1.76% of Total Investments)
Alterra Mountain Company, Additional	4.61%	1M US L + 4.50%	08/01/2026	350,252	351,128
Caesars Resort Collection LLC, B-1	4.61%	1M US L + 4.50%	07/21/2025	767,975	768,935
Carnival Corp., Initial Advance	8.50%	1M US L + 7.50%	06/30/2025	65,450	67,414
Casablanca US Holdings, Inc., Amendment No. 2 Initial	4.21%	3M US L + 4.00%	03/29/2024	822,230	729,433
CCM Merger, Inc., B	4.50%	3M US L + 3.75%	11/04/2025	32,893	32,914
CEC Entertainment, Inc., Initial	9.49%	3M US L + 9.25%	12/30/2025	53,286	71,936
Herschend Entertainment Company LLC, Initial	6.75%	3M US L + 5.75%	08/25/2025	173,743	176,349
Kingpin Intermediate Holdings LLC, 2018 Refinancing	4.50%	1M US L + 3.50%	07/03/2024	680,720	664,552
Seaworld Parks & Entertainment, Inc., B-5	3.75%	1M US L + 3.00%	04/01/2024	746,114	732,706
United PF Holdings LLC
Incremental Term Loan	9.50%	3M US L + 8.50%	12/30/2026	358,200	359,096
Initial	4.20%	3M US L + 4.00%	12/30/2026	516,031	497,196
Total Hotels, Restaurants & Leisure				4,566,894	4,451,659

Household Durables - 0.49% (0.28% of Total Investments)
Samsonite International S.A., 2020 Incremental Tranche B	5.50%	1M US L + 4.50%	04/25/2025	480,831	483,837
Weber-Stephen Products LLC, Initial B	4.00%	1M US L + 3.25%	10/30/2027	228,600	228,314
Total Household Durables				709,431	712,151

Household Products - 1.31% (0.75% of Total Investments)
American Greetings Corp., Initial	5.50%	1M US L + 4.50%	04/06/2024	845,335	843,222
Sunshine Luxembourg VII SARL, Facility B3(f)	N/A	L + 3.75%	10/01/2026	1,054,939	1,052,829
Total Household Products				1,900,274	1,896,051

Independent Power/Renewable Electricity Producers - 0.10% (0.06% of Total Investments)
Array Tech, Inc., Initial	3.75%	1M US L + 3.25%	10/14/2027	109,329	109,124
WIN Waste Innovations Holdings, Inc., Initial	3.25%	1M US L + 2.75%	03/24/2028	39,830	39,681
Total Independent Power/Renewable Electricity Producers				149,159	148,805

Industrial Conglomerates - 1.38% (0.79% of Total Investments)
Blount International, Inc., New Refinancing(f)	N/A	L + 3.75%	04/12/2023	645,161	645,968
Star US Bidco LLC, Initial	5.25%	1M US L + 4.25%	03/17/2027	351,096	347,367

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2021	19

XAI Octagon Floating Rate &
Alternative Income Term Trust	Schedule of Investments
March 31, 2021 (Unaudited)

	Coupon(a)	Reference Rate & Spread	Maturity Date	Principal Amount	Value
SENIOR SECURED FIRST LIEN LOANS(b) (continued)
Industrial Conglomerates (continued)
Vertical Midco GmbH, Facility B	4.37%	3M US L + 4.25%	07/14/2027	$1,000,000	$1,001,500
Total Industrial Conglomerates				1,996,257	1,994,835

Insurance - 1.28% (0.73% of Total Investments)
Acrisure LLC, 2020	3.70%	3M US L + 3.50%	02/15/2027	447,357	441,394
Asurion LLC, New B-9	3.36%	1M US L + 3.25%	07/31/2027	615,183	610,440
OneDigital Borrower LLC, Initial	5.25%	3M US L + 4.50%	11/16/2027	520,829	520,397
Ryan Specialty Group LLC, Initial	3.75%	1M US L + 3.00%	09/01/2027	280,732	280,263
Total Insurance				1,864,101	1,852,494

Internet and Catalog Retail - 0.47% (0.27% of Total Investments)
Shutterfly, Inc., B	7.00%	3M US L + 6.00%	09/25/2026	678,728	679,671

Internet Software & Services - 0.01% (0.00% of Total Investments)
GTT Communications B.V.
Delayed Draw	6.00%	1M US L + 5.00%	12/28/2021	6,316	6,403
Priming Facility	5.50%	1M US L + 5.00%	12/28/2021	3,622	3,672
Total Internet Software & Services				9,938	10,075

IT Services - 1.57% (0.90% of Total Investments)
Ahead DB Holdings LLC, Initial	6.00%	3M US L + 5.00%	10/18/2027	221,066	221,343
Avaya, Inc.
Tranche B-1	4.36%	L + 4.25%	12/15/2027	87,209	87,195
Tranche B-2	4.11%	1M US L + 4.00%	12/15/2027	412,791	412,498
Endurance International Group Holdings, Inc., Initial	4.25%	1M US L + 3.50%	02/10/2028	290,368	286,957
Imprivata, Inc., Initial	4.25%	1M US L + 3.75%	12/01/2027	207,159	206,544
Intrado Corp., Initial B	5.00%	3M US L + 4.00%	10/10/2024	346,394	334,942
ION Trading Finance, Ltd., Initial Dollar (2021)(f)	N/A	L + 4.75%	04/01/2028	22,983	22,954
Virtusa Corp., Closing Date	5.00%	1M US L + 4.25%	02/11/2028	700,694	701,135
Total IT Services				2,288,664	2,273,568

Life Sciences Tools & Services - 0.06% (0.04% of Total Investments)
Precision Medicine Group LLC, Amendment No. 1 Refinancing(g)	3.75%	3M US L + 3.00%	11/22/2027	92,095	91,241

Machinery - 0.06% (0.03% of Total Investments)
Hayward Industries, Inc., 2020 Incremental	4.50%	1M US L + 3.75%	08/04/2026	82,019	81,917

Media - 4.58% (2.62% of Total Investments)
Banijay Entertainment S.A.S., Facility B	3.85%	1M US L + 3.75%	03/01/2025	847,765	837,871
Castle US Holding Corp., Initial Dollar	3.95%	3M US L + 3.75%	01/29/2027	1,487,500	1,468,906
Creative Artists Agency LLC
Closing Date	3.86%	1M US L + 3.75%	11/27/2026	679,351	671,226
Incremental B-1	5.25%	1M US L + 4.25%	11/27/2026	372,653	368,196
Cumulus Media New Holdings, Inc., Initial	4.75%	3M US L + 3.75%	03/31/2026	957,973	944,399
Recorded Books, Inc., 2021 Replacement	4.11%	1M US L + 4.00%	08/29/2025	938,541	934,177
Terrier Media Buyer, Inc., 2021 B	3.61%	1M US L + 3.50%	12/17/2026	885,043	876,317

See Notes to Financial Statements.
20	www.xainvestments.com

XAI Octagon Floating Rate &
Alternative Income Term Trust	Schedule of Investments
March 31, 2021 (Unaudited)

	Coupon(a)	Reference Rate & Spread	Maturity Date	Principal Amount	Value
SENIOR SECURED FIRST LIEN LOANS(b) (continued)
Media (continued)
William Morris Endeavor Entertainment LLC, B-2	9.50%	3M US L + 8.50%	05/18/2025	$496,145	$521,781
Total Media				6,664,971	6,622,873

Oil, Gas & Consumable Fuels - 1.08% (0.62% of Total Investments)
BCP Raptor LLC, Initial	5.25%	1M US L + 4.25%	06/24/2024	500,000	480,280
Lower Cadence Holdings LLC, Initial	4.11%	1M US L + 4.00%	05/22/2026	748,090	728,872
Lucid Energy Group II, Initial	4.00%	1M US L + 3.00%	02/17/2025	346,542	334,846
Permian Production Partners, LLC, Initial	8.00%	1M US L + 7.00%	11/20/2025	137,694	16,523
Total Oil, Gas & Consumable Fuels				1,732,326	1,560,521

Personal Products - 0.67% (0.39% of Total Investments)
Knowlton Development Corp., Inc., Initial (2020)	3.86%	1M US L + 3.75%	12/22/2025	987,406	974,757

Pharmaceuticals - 1.17% (0.67% of Total Investments)
Amneal Pharmaceuticals, LLC, Initial Term Loan	3.63%	1M US L + 3.50%	05/04/2025	995,997	976,615
Endo Luxembourg Finance Company I S.a r.l., 2021(f)	N/A	L + 5.00%	03/27/2028	728,872	720,672
Total Pharmaceuticals				1,724,869	1,697,287

Professional Services - 0.90% (0.52% of Total Investments)
AQ Carver Buyer, Inc., Initial	6.00%	6M US L + 5.00%	09/23/2025	462,041	458,576
Globallogic Holdings, Inc., 2020 Incremental B-2	4.50%	1M US L + 3.75%	09/14/2027	105,106	104,843
IG Investments Holdings, LLC (fka Igloo Merger Sub, LLC), Refinancing Term Loan	5.00%	3M US L + 4.00%	05/23/2025	740,482	739,557
Total Professional Services				1,307,629	1,302,976

Software - 8.69% (4.98% of Total Investments)
Cambium Learning Group, Inc., Initial	5.25%	3M US L + 4.50%	12/18/2025	948,590	948,333
Cardinal Parent, Inc., Initial	5.25%	6M US L + 4.50%	11/12/2027	242,050	242,050
CommerceHub, Inc., Initial	4.75%	1M US L + 4.00%	12/29/2027	81,847	81,899
Conservice Midco LLC, Initial	4.45%	3M US L + 4.25%	05/13/2027	122,462	122,278
Cornerstone OnDemand, Inc.
Refinancing Term Loan(f)	N/A	L + 3.25%	04/22/2027	702,820	702,933
Term Loan	4.36%	1M US L + 4.25%	04/22/2027	272,105	272,148
CT Technologies Intermediate Holdings, Inc., Initial	6.00%	1M US L + 5.00%	12/16/2025	419,022	419,370
DCert Buyer, Inc., Initial	4.11%	1M US L + 4.00%	10/16/2026	354,135	353,200
EagleView Technology Corp., Term Loan	3.69%	3M US L + 3.50%	08/14/2025	804,683	791,003
Fiserv Investment Solutions, Inc., Initial	4.19%	3M US L + 4.00%	02/18/2027	445,335	444,591
Flexera Software LLC, B-1(f)	N/A	L + 3.75%	03/03/2028	23,506	23,519
Greeneden U.S. Holdings I LLC, Initial Dollar (2020)	4.75%	1M US L + 4.00%	12/01/2027	445,740	445,406
Idera, Inc., B-1	4.50%	6M US L + 3.75%	03/02/2028	29,861	29,630
IGT Holding IV AB, Term Loan(f)	N/A	L + 4.00%	03/22/2028	178,351	177,682
Imperva, Inc., Term Loan	5.00%	3M US L + 4.00%	01/12/2026	409,562	408,858
Indy US Bidco LLC, Tranche B-1	4.10%	3M US L + 4.00%	03/06/2028	1,117,461	1,112,432
LegalZoom.com, Inc., 2018	4.61%	1M US L + 4.50%	11/21/2024	397,964	395,975
MH Sub I LLC, 2020 June New	4.75%	1M US L + 3.75%	09/13/2024	440,623	440,151
Micro Holding Corp. & MH Sub I, LLC, Term Loan	3.61%	1M US L + 3.50%	09/13/2024	244,911	241,972
Planview Parent, Inc., Closing Date	4.75%	3M US L + 4.00%	12/17/2027	272,643	272,190

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2021	21

XAI Octagon Floating Rate &
Alternative Income Term Trust	Schedule of Investments
March 31, 2021 (Unaudited)

	Coupon(a)	Reference Rate & Spread	Maturity Date	Principal Amount	Value
SENIOR SECURED FIRST LIEN LOANS(b) (continued)
Software (continued)
Playtika Holding Corp., B-1(f)	N/A	L + 2.75%	03/13/2028	$1,336,057	$1,327,707
Project Alpha Intermediate Holding, Inc., 2021 Refinancing	4.11%	1M US L + 4.00%	04/26/2024	587,638	585,435
Project Leopard Holdings, Inc.
2018 Repricing	5.75%	3M US L + 4.75%	07/05/2024	26,622	26,515
2019 Incremental	5.75%	3M US L + 4.75%	07/05/2024	201,797	200,990
RealPage, Inc., Initial(f)	N/A	L + 3.25%	02/18/2028	525,811	523,108
Redstone Holdco 2 LP, Initial	6.00%	3M US L + 5.00%	09/01/2027	385,076	386,039
Storable, Inc., Initial(f)	N/A	L + 3.25%	02/26/2028	57,460	56,885
UKG, Inc., 2021 Incremental	4.00%	3M US L + 3.25%	05/04/2026	43,131	43,131
Upland Software, Inc., Initial	3.86%	1M US L + 3.75%	08/06/2026	985,000	979,829
ZoomInfo LLC, Initial (2021)	3.12%	1M US L + 3.00%	02/02/2026	514,307	512,594
Total Software				12,616,570	12,567,853

Specialty Retail - 2.45% (1.40% of Total Investments)
Franchise Group, Inc., Initial	5.50%	3M US L + 4.75%	03/10/2026	1,272,762	1,273,564
Great Outdoors Group LLC, B-1	5.00%	3M US L + 4.25%	03/06/2028	1,150,000	1,150,575
Jo-Ann Stores LLC, Initial	6.00%	3M US L + 5.00%	10/20/2023	750,000	746,655
Petco Health and Wellness Company, Inc., Initial	4.00%	3M US L + 3.25%	03/03/2028	370,069	368,392
Total Specialty Retail				3,542,831	3,539,186

Textiles, Apparel & Luxury Goods - 0.80% (0.46% of Total Investments)
Champ Acquisition Corp., Initial	5.73%	6M US L + 5.50%	12/19/2025	513,591	512,030
Elevate Textiles, Inc., Initial	5.26%	3M US L + 5.00%	05/01/2024	680,811	637,553
Total Textiles, Apparel & Luxury Goods				1,194,402	1,149,583

Tobacco - 0.58% (0.33% of Total Investments)
Schweitzer-Mauduit International, Inc., B(f)	N/A	L + 3.75%	01/27/2028	837,066	833,927

Transportation Infrastructure - 0.21% (0.12% of Total Investments)
Grab Holdings, Inc., Initial	5.50%	3M US L + 4.50%	01/29/2026	304,499	309,066

Total Senior Secured First Lien Loans (Cost $96,530,159)				$97,899,770	$96,860,564

				Shares	Value
COMMON STOCK - 0.17%* (0.10% of Total Investments)
Aerospace & Defense - 0.03% (0.02% of Total Investments)
New Constellis Borrower LLC(c)(h)				6,795	$44,167

Food & Staples Retailing - 0.14% (0.08% of Total Investments)
CEC Brands, LLC(h)				10,454	190,786

See Notes to Financial Statements.
22	www.xainvestments.com

XAI Octagon Floating Rate &
Alternative Income Term Trust	Schedule of Investments
March 31, 2021 (Unaudited)

	Shares	Value
COMMON STOCK (continued)
Oil, Gas & Consumable Fuels - 0.00%(i) (0.00% of Total Investments)
Permian Production Partners(c)(h)	18,995	$950
Total Common Stock (Cost $94,507)	36,244	$235,903

	Shares	Value
MONEY MARKET MUTUAL FUNDS - 27.93%* (16.00% of Total Investments)
Invesco Short Term Investments Trust Treasury Portfolio, Institutional Class (0.010% 7-Day Yield)	40,395,666	$40,395,666
Total Money Market Mutual Funds (Cost $40,395,666)	40,395,666	$40,395,666

Total Investments - 174.58% (Cost $257,665,289)		$252,466,224
Liabilities in Excess of Other Assets - (22.95)%		(33,174,685)
Series 2026 Term Preferred Shares (Net of $1,249,977 Deferred Financing Costs) - (17.11)%		(24,750,023)
Leverage Facility (Net of $224,956 Deferred Leverage Costs) - (34.52)%		(49,925,044)
Net Assets Applicable to Common Shareholders - 100.00%		$144,616,472

*	Amounts above are shown as a percentage of net assets applicable to common shareholders as of March 31, 2021.
(a)	The rate shown is the coupon as of the end of the reporting period.
(b)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at March 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(c)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $109,860,774, which represents approximately 75.97% of the Trust’s net assets as of March 31, 2021. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(e)	CLO subordinated notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Effective yields for the CLO equity positions are updated generally once a quarter or on a transaction such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized. Estimated yields shown are based on rates that existed as of March 31, 2021.
(f)	When-issued or delivery-delayed security. All or a portion of this position has not settled as of March 31, 2021. The interest rate shown represents the stated spread over the London Interbank Offered Rate (“LIBOR” or “L”) or the applicable LIBOR floor; the Trust will not accrue interest until the settlement date, at which point LIBOR will be established. The total cost of securities purchased on a when-issued or delivery-delayed basis was $11,572,878 as of March 31, 2021.
(g)	This investment has an unfunded commitment as of March 31, 2021. For further details see Note 8 of the Notes to Financial Statements.
(h)	Non-income producing security.
(i)	Less than 0.005%.

All securities held as of March 31, 2021 are pledged as collateral for the Trust’s credit facility. See Note 6 of the Notes to Financial Statements.

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2021	23

XAI Octagon Floating Rate &
Alternative Income Term Trust	Statement of Assets and Liabilities

  March 31, 2021 (Unaudited)

ASSETS:
Investments, at value (Cost $257,665,289)	$252,466,224
Cash	3,651,475
Interest receivable	483,602
Receivable for investment securities sold	898,965
Receivable for trust shares sold	202,852
Prepaid offering costs, net (Note 5)	64,824
Prepaid expenses and other assets	60,743
Total Assets	257,828,685

LIABILITIES:
Leverage facility (Net of $224,956 deferred financing costs) (Note 6)	49,925,044
Payable for investment securities purchased	36,120,543
Series 2026 term preferred shares (Net of $1,249,977 deferred financing costs) (Note 6)	24,750,023
Distributions payable to common shareholders	1,334,161
Accrued professional fees payable	548,716
Accrued investment advisory fees payable (Note 3)	297,126
Accrued fund accounting and administration fees payable	82,412
Interest due on leverage facility (Note 6)	54,726
Accrued investor support services fees payable (Note 3)	33,632
Accrued excise tax payable (Note 9)	23,423
Distributions payable on Series 2026 term preferred shares	14,083
Accrued printing fees payable	13,066
Accrued chief compliance officer fees payable (Note 3)	5,218
Accrued transfer agent fees payable	3,542
Accrued custodian fees payable	2,330
Other payables and accrued expenses	4,168
Total Liabilities	113,212,213
Net Assets Applicable to Common Shareholders	$144,616,472
Commitment (Note 8)

COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
Paid-in capital	$156,099,746
Total distributable earnings	(11,483,274)
Net Assets Applicable to Common Shareholders	$144,616,472

Common shares of beneficial interest outstanding, at $0.01 par value, and unlimited common shares authorized	18,298,782
Net Asset Value Applicable to Common Shareholders	$7.90

See Notes to Financial Statements.

24	www.xainvestments.com

XAI Octagon Floating Rate &
Alternative Income Term Trust	Statement of Operations

For the Six Months Ended March 31, 2021 (Unaudited)

INVESTMENT INCOME:
Interest	$8,763,618
Dividends	2,940
Total Investment Income	8,766,558

EXPENSES:
Investment advisory fees (Note 3)	1,281,579
Interest expense and amortization of deferred leverage costs	314,906
Professional fees	269,707
Fund accounting and administration fees	169,165
Investor support services fees (Note 3)	150,774
Trustees fees and expenses	96,597
Excise tax (Note 9)	33,040
Chief financial officer fees (Note 3)	21,025
Transfer agent fees	16,575
Chief compliance officer fees (Note 3)	15,755
Printing expenses	15,622
Distributions to Series 2026 term preferred shares	14,083
Custodian fees	10,627
Amortization of financing costs (Note 6)	1,333
Other expenses	93,403
Total Expenses	2,504,191
Net Investment Income	6,262,367

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized loss on:
Investment securities	(580,338)
Change in unrealized appreciation/(depreciation) on:
Investment securities	17,741,711
Net Realized and Unrealized Gain on Investments	17,161,373
Net Increase in Net Assets Applicable to Common Shareholders from Operations	$23,423,740

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2021	25

XAI Octagon Floating Rate &	Statements of Changes in Net Assets
Alternative Income Term Trust	Applicable to Common Shareholders

	For the Six Months Ended	For the
	March 31, 2021	Year Ended
	(Unaudited)	September 30, 2020
OPERATIONS:
Net investment income	$6,262,367	$8,729,940
Net realized loss	(580,338)	(7,369,930)
Change in unrealized appreciation/(depreciation)	17,741,711	(12,370,462)
Net Increase/(Decrease) in Net Assets from Operations Applicable to Common Shareholders	23,423,740	(11,010,452)

TOTAL DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(6,414,542)	(6,685,937)
From tax return of capital	–	(2,879,758)
TOTAL DISTRIBUTIONS TO COMMON SHAREHOLDERS	(6,414,542)	(9,565,695)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of common shares (net of offering costs of $252,201 and $509,147)	42,216,651	26,640,739
Net asset value of common shares issued to shareholders from reinvestment of dividends	401,518	217,315
Net Increase in Net Assets Applicable to Common Shareholders from Capital Share Transactions	42,618,169	26,858,054
Net Increase in Net Assets Applicable to Common Shareholders	59,627,367	6,281,907

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
Beginning of period	$84,989,105	$78,707,198
End of period	$144,616,472	$84,989,105

See Notes to Financial Statements.

26	www.xainvestments.com

XAI Octagon Floating Rate &
Alternative Income Term Trust	Statement of Cash Flows

For the Six Months Ended March 31, 2021 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$23,423,740
Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchases of investment securities	(107,178,744)
Proceeds from sale of investment securities	29,089,860
Discounts accreted/premiums amortized	(118,990)
Reductions to CLO equity cost basis	2,989,437
Net realized loss on investment securities	580,338
Net change in unrealized depreciation(appreciation) on investment securities	(17,741,711)
Net purchase of short-term investment securities	(38,042,072)
Amortization of deferred leverage costs	(170,530)
(Increase)/Decrease in assets:
Receivable for investment securities sold	(32,512)
Interest receivable	(23,421)
Prepaid expenses and other assets	(51,691)
Increase/(Decrease) in liabilities:
Payable for investment securities purchased	33,634,000
Distributions payable on series 2026 term preferred shares	14,083
Accrued excise tax payable	(53,827)
Interest due on leverage facility	11,404
Accrued investment advisory fees payable	125,617
Accrued fund accounting and administration fees payable	(28,899)
Accrued professional fees payable	405,862
Accrued investor support services fees payable	14,208
Accrued printing fees payable	6,019
Accrued custodian fees payable	(2,930)
Accrued chief compliance officer fees payable	(50)
Accrued transfer agent fees payable	968
Other payables and accrued expenses	901
Net Cash Used in Operating Activities	(73,148,940)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from leverage facility	14,500,000
Proceeds from offering of series 2026 term preferred shares	24,750,023
Proceeds from shares sold - common shares	42,013,799
Distributions paid - common shareholders	(5,456,250)
Offering costs paid	(270,183)
Net Cash Provided by Financing Activities	75,537,389

Net Increase in Cash	2,388,449
Cash, beginning balance	1,263,026
Cash, ending balance	$3,651,475

Supplemental disclosure of cash flow information:
Cash paid for interest on leverage facility	$303,502

Non-cash activity:
Reinvestment of distributions	$401,518

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2021	27

XAI Octagon Floating Rate &
Alternative Income Term Trust	Financial Highlights

For a Share of Outstanding Common Stock Throughout the Periods Presented

	For the Six Months Ended March 31, 2021 (Unaudited)		For the Year Ended September 30, 2020		For the Year Ended September 30, 2019		For the Year Ended September 30, 2018		For the Period September 27, 2017 (Commencement of Operations) to September 30, 2017
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$6.56		$8.22		$9.50		$9.78		$9.78	(a)
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	0.43		0.72		0.89		0.64		(0.00	)(c)
Net realized and unrealized gain/(loss) on investments	1.33		(1.58)		(1.32)		(0.16)		–
Total Income/(Loss) from Investment Operations	1.76		(0.86)		(0.43)		0.48		(0.00	)(c)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:(d)
From net investment income	(0.44)		(0.57)		(0.77)		(0.45)		–
From tax return of capital	–		(0.23)		(0.08)		(0.31)		–
Total Distributions to Common Shareholders	(0.44)		(0.80)		(0.85)		(0.76)		–

CAPITAL SHARE TRANSACTIONS:
Impact of Capital Share Transactions(b)	0.02		0.00	(c)	0.00	(c)	–		–
Total Capital Share Transactions	0.02		0.00	(c)	0.00	(c)	–		–

Net asset value per common share - end of period	$7.90		$6.56		$8.22		$9.50		$9.78
Market price per common share - end of period	$9.08		$5.99		$8.95		$9.80		$10.12

Total Investment Return per Common Share - Net Asset Value(e)	27.50%		(9.54)%		(4.55%)		5.22%		0.00%
Total Investment Return per Common Share - Market Price(e)	60.49%		(24.14)%		0.75%		4.89%		1.20%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$144,616		$84,989		$78,707		$79,322		$70,988
Ratio of expenses excluding waivers to average net assets	4.63	%(f)	5.71%		6.16%		5.60%		5.00	%(f)
Ratio of expenses including waivers to average net assets	N/A		N/A	(g)	5.22	%(g)	4.87%		2.20	%(f)
Ratio of expenses excluding interest expense and distributions to series 2026 term preferred shares to average net assets	4.02	%(f)(h)(i)	4.51	%(h)	3.27	%(h)	3.35	%(h)	2.20	%(f)
Ratio of net investment income including waivers to average net assets	11.57	%(f)	10.93	%(g)	10.03	%(g)	6.57%		(2.20	%)(f)
Portfolio turnover rate	19%		60%		94%		119%		0%

See Notes to Financial Statements.

28	www.xainvestments.com

XAI Octagon Floating Rate & Alternative Income Term Trust	Financial Highlights

For a Share of Outstanding Common Stock Throughout the Periods Presented

	For the Six Months Ended March 31, 2021 (Unaudited)		For the Year Ended September 30, 2020		For the Year Ended September 30, 2019		For the Year Ended September 30, 2018		For the Period September 27, 2017 (Commencement of Operations) to September 30, 2017

6.50% SERIES 2026 TERM PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on series 2026 term preferred shares (000s)	$26,014		N/A		N/A		N/A		N/A
Total shares outstanding (000s)	26,000		N/A		N/A		N/A		N/A
Asset coverage, end of period per $1,000 of series 2026 term preferred shares	$2,416	(j)	N/A		N/A		N/A		N/A
Liquidation preference per share	$25		N/A		N/A		N/A		N/A

LEVERAGE FACILITY:
Aggregate principal amount, end of period of leverage facility payable (000s)	$50,150		$35,650		$38,965		$38,865		N/A
Asset coverage, end of period per $1,000 of leverage facility	$3,897	(k)	$3,384	(k)	$3,020	(k)	$3,041	(k)	N/A

(a)	After deduction of offering expenses charged to capital.
(b)	Calculated using average common shares outstanding.
(c)	Less than $0.005 or greater than $(0.005) per share.
(d)	The per share amounts of distributions related to net investment income and tax return of capital are based on amounts determined under U.S. federal income tax regulations which differs from the per share amounts from investment operations which are based on amounts determined under U.S. GAAP.
(e)	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.
(f)	Annualized.
(g)	The Adviser’s expense limitation agreement to waive and/or reimburse expenses of the Trust expired on September 27, 2019 and was not renewed.
(h)	Includes amortization of deferred leverage costs incurred obtaining leverage facility.
(i)	The Trust issued Series 2026 Term Preferred Shares on March 29, 2021.
(j)	Calculated by subtracting the Trust’s total liabilities (excluding the liquidation value of the Series 2026 Term Preferred Shares and the principal amount of the Leverage Facility) from the Trust’s total assets and dividing by the liquidation value of the Series 2026 Term Preferred Shares and the principal amount of the Leverage Facility and then multiplying by $1,000.
(k)	Calculated by subtracting the Trust’s total liabilities (excluding the liquidation value of the Series 2026 Term Preferred Shares, including dividends payable on the Series 2026 Term Preferred Shares, and the principal amount of the Leverage Facility) from the Trust’s total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2021	29

XAI Octagon Floating Rate & Alternative Income Term Trust	Notes to Financial Statements

March 31, 2021 (Unaudited)

1. ORGANIZATION

XAI Octagon Floating Rate & Alternative Income Term Trust (the “Trust”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust commenced operations on September 27, 2017.

The Trust seeks to achieve its investment objective by investing in a dynamically managed portfolio of opportunities primarily within the private credit markets. Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in floating rate credit instruments and other structured credit investments. “Managed Assets” means the total assets of the Trust, including assets attributable to the Trust’s use of leverage, minus the sum of its accrued liabilities (other than liabilities incurred for the purpose of creating leverage).

2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates: The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures, including contingent assets and liabilities, in the financial statements during the period reported. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Trust ultimately realizes upon sale of the securities. The Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on March 31, 2021.

Expense Recognition: Expenses are recorded on the accrual basis of accounting.

Portfolio Valuation: The net asset value per common share of the Trust is determined daily, on each day that the NYSE is open for trading, as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time). The Trust’s net asset value per common share is calculated by dividing the value of the Trust’s total assets, less its liabilities by the number of shares outstanding.

Cash: The Trust considers its investment in an FDIC insured interest bearing account to be cash. Cash and cash equivalents are valued at cost plus any accrued interest. The Trust maintains cash balances, which at times may exceed federally insured limits. The Trust maintains these balances with a high quality financial institution.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis method for financial reporting purposes.

Interest income from investments is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Amortization of premium or accretion of discount is recognized using the effective interest method. Collateralized loan obligation (“CLO”) equity investments recognize investment income on the accrual basis utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows. ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from CLO equity investments and fee rebates to be recognized under the effective interest method, with any difference between the cash distribution and the amount calculated pursuant to the effective interest method being recorded as an adjustment to the cost basis of the investment. There were no fee rebates for CLO equity investments held by the Trust as of March 31, 2021.

Effective yields for the Trust’s CLO equity positions are monitored and evaluated on a quarterly basis. The Trust also updates a CLO equity investment’s effective yield in each instance where there is a respective add-on purchase, refinancing or reset involving the CLO equity investment held. The effective yield will be set to 0.00% if: (1) the aggregate projected amount of future recurring distributions is less than the amortized investment cost, and/or (2) there is significant uncertainty with respect to the timing of future residual distributions from equity positions that are in the process of being redeemed or that have missed or are not currently making distributions. The future distributions for CLO equity positions with a 0.00% effective yield will be recognized solely as return of cost basis until the aggregate projected amount of future recurring distributions exceeds the amortized investment cost.

Preferred Shares: Distributions to holders of series 2026 term preferred shares are accrued on a daily basis as described in Note 6 and are treated as an expense as required by U.S. GAAP. For tax purposes, the payments made to the holders of the Fund’s series 2026 term preferred shares are treated as dividends or distributions. The character of distributions to the holders of the Fund’s series 2026 term preferred shares made during the year may differ from their ultimate characterization for federal income tax purposes.

30	www.xainvestments.com

XAI Octagon Floating Rate & Alternative Income Term Trust	Notes to Financial Statements

March 31, 2021 (Unaudited)

Fair Value Measurements: The Trust values debt securities at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. The Trust values exchange-traded options and other exchange-traded derivative contracts at the midpoint of the best bid and asked prices at the close on those exchanges on which they are traded.

The Trust values equity securities at the last reported sale price on the principal exchange or in the principal off-exchange market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded primarily on the Nasdaq Stock Market (“Nasdaq”) are normally valued by the Trust at the Nasdaq Official Closing Price (“NOCP”) provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00 p.m., Eastern Time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to cur before the market closes.

Generally, trading in many foreign securities will be substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the net asset value generally will be computed as of such times. Occasionally, events affecting the value of foreign securities may occur between such times and the close of the NYSE which will not be reflected in the computation of net asset value unless it is determined that such events would materially affect the net asset value, in which case adjustments would be made and reflected in such computation pursuant to the fair valuation procedures described herein. Such adjustments may be based upon factors such as developments in non-U.S. markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent non-U.S. securities.

Short-term securities with remaining maturities of less than 60 days may be valued at amortized cost, to the extent that amortized cost is determined to approximate fair value.

The Trust values derivatives transactions in accordance with valuation guidelines adopted by the Board of Trustees. Accrued payments to the Trust under such transactions will be assets of the Trust and accrued payments by the Trust will be liabilities of the Trust.

The Trust may utilize independent pricing services or, if independent pricing services are unavailable, bid quotations provided by dealers to value certain of its securities and other instruments at their market value. The Trust may use independent pricing services to value certain securities held by the Trust at their market value. The Trust periodically verifies valuations provided by independent pricing services.

If independent pricing services or dealer quotations are not available for a given security, such security will be valued in accordance with valuation guidelines adopted by the Board of Trustees that the Board of Trustees believes are designed to accurately reflect the fair value of securities valued in accordance with such guidelines.

The Board of Trustees has delegated the day-to-day responsibility for fair value determinations to a valuation committee comprised of representatives from the Adviser, the Sub-Adviser and the Trust’s administrator. All fair value determinations made by the Valuation Committee are subject to review and ratification by the Board of Trustees. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer specific news. For certain securities, fair valuations may include input from the Sub-Adviser utilizing a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity, rating, indications of value from security dealers, evaluations of anticipated cash flows or collateral, spread over U.S. Treasury obligations, and other information and analysis. In addition, the Valuation Committee may consider valuations provided by valuation firms retained to assist in the valuation of certain of the Trust’s investments. Fair valuation involves subjective judgments. While the Trust’s use of fair valuation is intended to result in calculation of net asset value that fairly reflects values of the Trust’s portfolio securities as of the time of pricing, the Trust cannot guarantee that any fair valuation will, in fact, approximate the amount the Trust would actually realize upon the sale of the securities in question. It is possible that the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

The Trust generally uses non-binding indicative bid prices provided by an independent pricing service or broker as the primary basis for determining the value of CLO debt and subordinated securities, which may be adjusted for pending distributions, as applicable, as of the applicable valuation date. These bid prices are non-binding, and may not be determinative of fair value. In valuing the Trust’s investments in CLO debt and subordinated securities, in addition to non-binding indicative bid prices provided by an independent pricing service or broker, the Valuation Committee also may consider a variety of relevant factors, including recent trading prices for specific investments, recent purchases and sales known to the Trust in similar securities, other information known to the Trust relating to the securities, and discounted cash flows based on output from a third-party financial model, using projected future cash flows.

Semi-Annual Report | March 31, 2021	31

XAI Octagon Floating Rate & Alternative Income Term Trust	Notes to Financial Statements

March 31, 2021 (Unaudited)

Information that becomes known after the Trust’s net asset value has been calculated on a particular day will not be used to retroactively adjust the price of a security or the Trust’s previously determined net asset value.

The Trust discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Trust’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1—	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Trust has the ability to access at the measurement date;

Level 2—	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3—	Significant unobservable prices or inputs (including the Trust’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Trust’s investments as of March 31, 2021:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
CLO Debt	$–	$–	$24,185,438	$24,185,438
CLO Equity	–	–	81,802,829	81,802,829
Corporate Bonds	–	4,599,926	–	4,599,926
Secured Second Lien Loans	–	4,385,898	–	4,385,898
Senior Secured First Lien Loans	–	96,860,564	–	96,860,564
Common Stock	–	190,786	45,117	235,903
Money Market Mutual Funds	40,395,666	–	–	40,395,666
Total	$40,395,666	$106,037,174	$106,033,384	$252,466,224

*	For detailed descriptions, see the accompanying Schedule of Investments.

32	www.xainvestments.com

XAI Octagon Floating Rate & Alternative Income Term Trust	Notes to Financial Statements

March 31, 2021 (Unaudited)

The changes of the fair value of investments for which the Trust has used Level 3 inputs to determine the fair value are as follows:

	CLO Debt	CLO Equity	Common Stock	Total
Balance as of September 30, 2020	$11,891,677	$49,837,950	$67,625	$61,797,252
Accrued Discount/Premium	13,826	–	–	13,826
Reductions to CLO Equity Cost Basis(a)	–	(2,989,437)	–	(2,989,437)
Realized Gain/(Loss)	(63,800)	–	(49,076)	(112,876)
Change in Unrealized Appreciation/(Depreciation)	1,468,560	12,694,566	91,568	14,254,694
Purchases	11,311,375	22,259,750	–	33,571,125
Sales Proceeds	(436,200)	–	(65,000)	(501,200)
Transfer into Level 3	–	–	–	–
Transfer out of Level 3	–	–	–	–
Balance as of March 31, 2021	$24,185,438	$81,802,829	$45,117	$106,033,384

Net change in unrealized appreciation/(depreciation) included in the Statement of Operations attributable to Level 3 investments held at March 31, 2021	$1,321,021	$12,694,566	$31,528	$14,047,115

(a)	Reduction to cost value on CLO equity investments represents the difference between distributions received, or entitled to be received, and income earned for the six months ended March 31, 2021.

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy as of the end of the reporting period. In addition to the techniques and inputs noted in the table below, according to the Trust’s valuation policy, the Trust may use other valuation techniques and methodologies when determining the Trust’s fair value measurements as provided for in the valuation policy and approved by the Board of Trustees of the Trust (the “Board of Trustees”). The table below is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the fair value measurements as of the end of the reporting period.

	Quantitative Information about Level 3 Value Measurements
Assets	Value as of March 31, 2021	Valuation Methodologies	Unobservable Input	Range/Weighted Average(2)
CLO Debt	$24,185,438	NBIB(1)	NBIB(1)	87.56 - 100.64 / 98.02
CLO Equity	81,802,829	NBIB(1)	NBIB(1)	5.28 - 104.48 / 65.59
Common Stock	45,117	Broker bid	Liquidity discount	0.05 - 6.50 / 1.75
Total Level 3 assets	$106,033,384

(1)	The Trust generally uses non-binding indicative bid (“NBIB”) prices provided by an independent pricing service or broker on or near the valuation date as the primary basis for the fair value determination for CLO debt and CLO equity investments, which may be adjusted for pending equity distributions as of the valuation date. These bid prices are non-binding, and may not be determinative of an actual transaction price. In valuing the Trust’s investments in CLO debt and CLO equity, in addition to NBIB prices provided by an independent pricing service or broker, the Trust also may consider a variety of relevant factors as set forth in the Trust’s valuation policy, including recent trading prices for specific investments, recent purchases and sales known to the Trust in similar securities, other information known to the Trust relating to the securities, and discounted cash flows based on output from a third-party financial model, using projected future cash flows.
(2)	Weighted averages are calculated based on the value of investments on March 31, 2021.

Significant increases or decreases in any of the unobservable inputs in isolation may result in a significantly lower or higher fair value measurement.

Indemnification: The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on industry experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

Semi-Annual Report | March 31, 2021	33

XAI Octagon Floating Rate & Alternative Income Term Trust	Notes to Financial Statements

March 31, 2021 (Unaudited)

3. INVESTMENT ADVISORY AND OTHER AGREEMENTS

XA Investments LLC (“XAI” or the “Adviser”) serves as the investment adviser to the Trust and is responsible for overseeing the Trust’s overall investment strategy and its implementation. Octagon Credit Investors, LLC (“Octagon” or the “Sub-Adviser”) serves as the investment sub-adviser of the Trust and is responsible for investing the Trust’s assets. The Trust pays an advisory fee to the Adviser. The Adviser pays to the Sub-Adviser a sub-advisory fee out of the advisory fee received by the Adviser.

Pursuant to an investment advisory agreement between the Trust and the Adviser, the Trust pays the Adviser a fee, payable monthly in arrears, in an annual amount equal to 1.70% of the Trust’s average daily Managed Assets. “Managed Assets” means the total assets of the Trust, including assets attributable to the Trust’s use of leverage, minus the sum of its accrued liabilities (other than liabilities incurred for the purpose of creating leverage). For the six months ended March 31, 2021, the Trust incurred $1,281,579 in advisory fees.

Pursuant to an investment sub-advisory agreement among the Trust, the Adviser and Sub-Adviser, the sub-advisory fee, payable monthly in arrears to the Sub-Adviser, is calculated as a specified percentage of the advisory fee payable by the Trust to the Adviser (before giving effect to any fees waived or expenses reimbursed by the Adviser). The specified percentage is equal to the blended percentage computed by applying the following percentages to the aggregate average daily Managed Assets of all registered investment companies in the XAI fund complex for which the Sub-Adviser (or an affiliate of the Sub-Adviser) serves as investment sub-adviser, including the Trust (“Eligible Funds”):

Aggregate Eligible Funds Average Daily Managed Assets	Percentage of Advisory Fee
First $500 million	60%
Over $500 million	50%

As of March 31, 2021, the Trust was the only Eligible Fund and the sub-advisory fee equals 60% of the advisory fee payable to the Adviser. Pursuant to the investment sub-advisory agreement, from time to time the Trust may reimburse the Sub-Adviser for certain costs and expenses incurred by the Sub-Adviser in connection with the management of the Trust’s assets. For the six months ended March 31, 2021, the Trust incurred $44,714 in reimbursements made to the Sub-Adviser. These costs are included in Other Expenses in the Statement of Operations.

The Trust does not pay a performance or incentive fee to the Adviser or the Sub-Adviser.

The Trust pays all costs and expenses of its operations in addition to the advisory fee and investor support services and secondary market support services fee paid to the adviser. For the period from September 27, 2017 to September 27, 2019, the Adviser and the Trust entered into a fee waiver agreement. The fee waiver agreement expired on September 27, 2019. Under the fee waiver agreement, the Adviser had contractually agreed to waive a portion of the advisory fee and/or reimburse the Trust for certain operating expenses so that the annual expenses of the Trust did not exceed 0.30% of the Trust’s Managed Assets (exclusive of investment advisory fees, investor support and secondary market services fees, taxes, expenses incurred directly or indirectly by the Trust as a result of an investment in a permitted investment (including, without limitation, acquired fund fees and expenses), expenses associated with the acquisition or disposition of portfolio investments (including, without limitation, brokerage commissions and other trading or transaction expenses), leverage expenses (including, without limitation, costs associated with the issuance or incurrence of leverage, commitment fees, interest expense or dividends on preferred shares), expenses incurred in connection with issuances and sales of shares of the Trust (including, without limitation, fees, commissions and offering costs), dividends on short sales, if any, securities lending costs, if any, expenses of holding and soliciting proxies for meetings of shareholders of the Trust (except to the extent relating to routine items such as the election of Trustees), expenses of a reorganization, restructuring, reconciling or merger of the Trust or the acquisition of all or substantially all of the assets of another fund, or any extraordinary expenses not incurred in the ordinary course of the Trust’s business (including, without limitation, expenses related to litigation, derivative actions, demands related to litigation, regulatory or other government investigations and proceeding)). The Adviser may recoup waived or reimbursed amounts for three years following the date of such waiver or reimbursement, provided total expenses, including such recoupment, do not exceed the lesser of the annual expense limit at the time such expenses were waived or reimbursed or the annual expense limit at the time of recoupment.

As of March 31, 2021, the following amounts were available for recoupment by the Adviser. These will expire during the following fiscal years:

Expires 2021	Expires 2022
$580,682	$718,370

34	www.xainvestments.com

XAI Octagon Floating Rate & Alternative Income Term Trust	Notes to Financial Statements

March 31, 2021 (Unaudited)

The Trust has also retained the Adviser to provide investor support services and secondary market support services in connection with the ongoing operation of the Trust. Such services include providing ongoing contact with respect to the Trust with financial intermediaries, communicating with the NYSE specialist for the shares and with the closed-end fund analyst community regarding the Trust on a regular basis, and hosting and maintaining a website for the Trust. The Trust pays the Adviser a service fee, payable monthly in arrears, in an annual amount equal to 0.20% of the Trust’s average daily Managed Assets.

SS&C ALPS Fund Services, Inc. (“ALPS”) serves as the Trust’s administrator and accounting agent and receives customary fees from the Trust for such services.

An employee of ALPS serves as the Trust’s chief compliance officer. ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Trust. Compliance service fees paid by the Trust for the six months ended March 31, 2021 are disclosed in the Statement of Operations.

An employee of PINE Advisor Solutions, LLC (“PINE”) serves as the Trust’s principal financial officer. PINE receives an annual base fee for the services provided to the Trust. PINE is reimbursed for certain out-of-pocket expenses by the Trust. Service fees paid by the Trust for the six months ended March 31, 2021 are disclosed in the Statement of Operations.

DST Systems Inc., an affiliate of ALPS, serves as transfer, dividend paying and shareholder servicing agent for the Trust. U.S. Bank N.A. serves as the Trust’s custodian.

4. DISTRIBUTIONS

The Trust intends to pay substantially all of its net investment income, if any, to holders of common shares (“Common Shareholders”) through periodic distributions. The Trust intends to distribute any net long-term capital gains to Common Shareholders at least annually. The Trust intends to declare distributions monthly. To permit the Trust to maintain more stable monthly distributions, the Trust may distribute more or less than the amount of the net income earned in a particular period. There is no assurance the Trust will continue to pay regular monthly distributions or that it will do so at a particular rate. Distributions may be paid by the Trust from any permitted source and, from time to time, all or a portion of a distribution may be a return of capital. Shareholders should not assume that the source of the distribution from the Trust is net income or profit.

For the six months ended March 31, 2021, the Trust paid the following distributions totaling $0.438 per common share, or $6,414,542 in the aggregate:

Payment Date	Record Date	Distribution per Common Share
October 1, 2020	September 15, 2020	$0.073
November 2, 2020	October 15, 2020	$0.073
December 1, 2020	November 17, 2020	$0.073
December 31, 2020	December 15, 2020	$0.073
February 2, 2021	January 15, 2021	$0.073
March 1, 2021	February 17, 2021	$0.073

The Trust expects that distributions paid on the Common Shares will consist primarily of (i) investment company taxable income, which includes ordinary income (such as interest, dividends, and certain income from hedging or derivatives transactions) and the excess, if any, of net short-term capital gain over net long-term capital loss, and (ii) net capital gain (which is the excess of net long-term capital gain over net short-term capital loss). All or a portion of a distribution may be a return of capital.

The Trust’s net investment income and capital gain can vary significantly over time, however, the Trust seeks to maintain more stable monthly distributions over time. To permit the Trust to maintain more stable monthly distributions, the Trust may initially distribute less than the entire amount of the net investment income earned in a particular period. The undistributed net investment income may be available to supplement future distributions. Undistributed net investment income is included in the Common Shares’ net asset value, and, correspondingly, distributions from net investment income will reduce the Common Shares’ net asset value.

Semi-Annual Report | March 31, 2021	35

XAI Octagon Floating Rate & Alternative Income Term Trust	Notes to Financial Statements

March 31, 2021 (Unaudited)

The Trust’s investments in CLOs may be subject to complex tax rules and the calculation of taxable income attributed to an investment in CLO subordinated notes can be dramatically different from the calculation of income for financial reporting purposes under accounting principles generally accepted in the United States (“U.S. GAAP”), and, as a result, there may be significant differences between the Trust’s GAAP income and its taxable income. The Trust’s final taxable income for the current fiscal year will not be known until the Trust’s tax returns are filed.

As a registered investment company, the Trust is subject to a 4% excise tax that is imposed if the Trust does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Trust’s fiscal year). In certain circumstances, the Trust may elect to retain income or capital gain to the extent that the Board of Trustees, in consultation with Trust management, determines it to be in the interest of shareholders to do so. Alternatively, the Trust may have to dispose of portfolio securities to make a distribution at a time when independent investment judgment might not dictate such disposition.

All or a portion of a distribution may be a return of capital, which is in effect a partial return of the amount a Common Shareholder invested in the Trust, up to the amount of the Common Shareholder’s tax basis in their Common Shares, which would reduce such tax basis. Although a return of capital may not be taxable, it will generally increase the Common Shareholder’s potential gain, or reduce the Common Shareholder’s potential loss, on any subsequent sale or other disposition of Common Shares. Shareholders who periodically receive the payment of a distribution consisting of a return of capital may be under the impression that they are receiving net income or profits when they are not. Shareholders should not assume that the source of a distribution from the Trust is net income or profit.

Pursuant to the requirements of the 1940 Act, in the event the Trust makes distributions from sources other than income, such as return of capital, a notice will be provided in connection with each monthly distribution with respect to the estimated source of the distribution made. Such notices will describe the portion, if any, of the monthly dividend which, in the Trust’s good faith judgment, constitutes long-term capital gain, short-term capital gain, investment company taxable income or a return of capital. The characterization of distributions paid to Common Shareholders reflect estimates made by the Trust. Such estimates are subject to be characterized differently for federal income tax purposes at year-end. The actual character of such dividend distributions for U.S. federal income tax purposes will only be determined finally by the Trust at the close of its fiscal year, based on the Trust’s full year performance and its actual net investment company taxable income and net capital gains for the year, which may result in a recharacterization of amounts distributed during such fiscal year from the characterization in the monthly estimates.

The Trust may, but is not required to, seek to obtain exemptive relief to permit the Trust to make periodic distributions of long-term capital gains with respect to its Common Shares as frequently as monthly. Such relief, if obtained, would permit the Trust to implement a “managed distribution policy” pursuant to which the Trust would distribute a fixed percentage of the net asset value (or market price if then applicable) of the Common Shares at a particular point in time or a fixed monthly amount, any of which may be adjusted from time to time. It is anticipated that under such a distribution policy, the minimum annual distribution rate with respect to the Common Shares would be independent of the Trust’s performance during any particular period but would be expected to correlate with the Trust’s performance over time.

The Trust reserves the right to change its distribution policy and the basis for establishing the rate of distributions at any time and may do so without prior notice to Common Shareholders. Future distributions will be made if and when declared by the Trust’s Board of Trustees, based on a consideration of number of factors, including the Trust’s continued compliance with terms and financial covenants of its senior securities, the Trust’s net investment income, financial performance and available cash. There can be no assurance that the amount or timing of distributions in the future will be equal or similar to that of past distributions or that the Board of Trustees will not decide to suspend or discontinue the payment of distributions in the future.

Distributions shall be paid on their payment date unless the payment of such distribution is deferred by the Board of Trustees upon a determination that such deferral is required in order to comply with applicable law or the applicable terms or financial covenants of the Trust’s senior securities or to ensure that the Trust remains solvent and able to pay its debts as they become due and continue as a going concern.

36	www.xainvestments.com

XAI Octagon Floating Rate & Alternative Income Term Trust	Notes to Financial Statements

March 31, 2021 (Unaudited)

5. CAPITAL TRANSACTIONS

Pursuant to the Trust’s Agreement and Declaration of Trust, the Trust is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.01 per share (“Common Shares”).

	For the Six Months Ended March 31, 2021 (Unaudited)	For the Year Ended September 30, 2020
Common Shares outstanding - beginning of period	12,956,451	9,574,537
Common Shares issued in connection with the at-the-market offering	2,019,102	2,256,440
Common Shares issued from underwriters’ firm commitment underwriting, including over-allotment options exercised	3,269,302	1,098,500
Common Shares issued as reinvestment dividends	53,927	26,974
Common Shares outstanding - end of period	18,298,782	12,956,451

The Board of Trustees is authorized to classify and reclassify any unissued shares into other classes or series of shares and authorize the issuance of shares without obtaining stockholder approval.

On October 1, 2018, the Trust filed with the U.S. Securities and Exchange Commission (the “SEC”) a shelf registration statement on Form N-2 that allowed for delayed or continuous offering of up to $100,000,000 aggregate initial offering price of Common Shares. The shelf registration statement was declared effective on March 12, 2019.

On November 15, 2019, the Trust entered into an underwriting agreement with, the Adviser, Sub-Adviser and the underwriters listed therein to sell 960,000 Common Shares (exclusive of 144,000 Common Shares that the underwriters had the right to purchase pursuant to a 45-day option to cover overallotments, if any) at a price to the public of $8.36 per share. On November 18, 2019, the underwriters partially exercised the overallotment option to purchase 138,500 Common Shares. On November 19, 2019, the Trust issued and sold to the underwriters 1,098,500 Common Shares at a total public offering price (before deduction of the sales load and offering expenses) of $9,183,460.

On January 17, 2020, the Trust entered into an Amended and Restated Distribution Agreement with Foreside Fund Services, LLC (the “Distributor”), pursuant to which the Trust could offer and sell up to 4,250,000 Common Shares, from time to time, through the Distributor, in transactions that are deemed to be “at-the-market” as defined in Rule 415 under the Securities Act of 1933.

On December 18, 2020, the Trust filed with the SEC a new shelf registration statement on Form N-2 allowing for delayed or continuous offering of up to $100,000,000 aggregate initial offering price of Common Shares, Preferred Shares, Subscription Rights for Common Shares and Subscription Rights for Preferred Shares. The shelf registration statement was declared effective on February 2, 2021.

On February 5, 2021, the Trust entered into a new Distribution Agreement with the Distributor, pursuant to which the Trust may offer and sell up to 8,000,000 Common Shares, from time to time, through the Distributor, in transactions that are deemed to be “at-the-market” as defined in Rule 415 under the Securities Act of 1933. The minimum price on any day at which Common Shares may be sold will not be less than the then current net asset value per Common Share plus any commissions to be paid to the Distributor. The Trust’s at-the-market program shares issued and proceeds generated were as follows:

	For the Six Months Ended March 31, 2021 (Unaudited)	For the Year Ended September 30, 2020
Common Shares Issued	2,019,102	2,256,440
Net Proceeds	$15,539,723	$18,468,765

On February 25, 2021, the Trust entered into an underwriting agreement among the Trust, the Adviser, Sub-Adviser and the underwriters listed therein to sell 2,900,250 Common Shares (exclusive of 435,038 Common Shares that the underwriters had the right to purchase pursuant to a 30-day option to cover overallotments, if any) at a price to the public of $8.62 per share. On March 29, 2021, the Trust issued and sold to the underwriters 2,900,250 Common Shares at a total public offering price (before deduction of the sales load and offering expenses) of $25,000,155. On March 1, 2021, the underwriters partially exercised the overallotment option to purchase 369,052 Common Shares.

Semi-Annual Report | March 31, 2021	37

XAI Octagon Floating Rate & Alternative Income Term Trust	Notes to Financial Statements

March 31, 2021 (Unaudited)

On March 23, 2021, the Trust entered into an underwriting agreement among the Trust, the Adviser, Sub-Adviser and the underwriters listed therein to sell 1,040,000 Preferred Shares (exclusive of 156,000 Preferred Shares that the underwriters had the right to purchase pursuant to a 30-day option to cover overallotments, if any) at a price to the public of $25.00 per share. On March 29, 2021, the Trust issued and sold to the underwriters 1,040,000 Preferred Shares at a total public offering price (before deduction of the sales load and offering expenses) of $26,000,000. On April 3, 2021, the underwriters partially exercised the overallotment option to purchase 156,000 Preferred Shares.

The Trust paid $270,184 in offering costs during the period relating to the at-the-market program and the underwriting agreement; offering costs are charged to paid-in capital upon the issuance of shares. For the six months ended March 31, 2021, the Trust deducted $252,201 of offering costs from paid-in capital. The Statement of Assets and Liabilities as of March 31, 2021 reflect $64,824 of deferred offering costs outstanding.

6. LEVERAGE

The Trust uses leverage to seek to enhance total return and income. The Trust may use leverage through (i) the issuance of senior securities representing indebtedness, including through borrowing from financial institutions or issuance of debt securities, including notes or commercial paper (collectively, “Indebtedness”), (ii) the issuance of preferred shares (“Preferred Shares”) and/or (iii) reverse repurchase agreements, securities lending, short sales or derivatives, such as swaps, futures or forward contracts, that have the effect of leverage (“portfolio leverage”). The Trust currently intends to use leverage through Indebtedness and may use Indebtedness to the maximum extent permitted under the 1940 Act. Under the 1940 Act, the Trust may utilize Indebtedness up to 33 1/3% of its Managed Assets (specifically, the Trust may not incur Indebtedness if, immediately after incurring such Indebtedness, the Trust would have asset coverage (as defined in the 1940 Act) of less than 300%). The Trust will not utilize leverage, either through Indebtedness, Preferred Shares or portfolio leverage, in an aggregate amount in excess of 40% of the Trust’s Managed Assets (including the proceeds of leverage).

Credit Facility

The Trust entered into a Credit Agreement dated October 6, 2017 as amended from time to time (the “Credit Agreement”) with Société Générale (the “Lender”) that establishes a revolving credit facility (the “Facility”). Currently, the Trust may borrow up to $75,000,000. The Facility’s maturity date is October 6, 2023, subject to certain reciprocal termination rights. The Trust pays interest on amounts borrowed based on one-month LIBOR plus 1.25%. The Trust’s borrowings are secured by eligible securities held in its portfolio of investments. The Credit Agreement includes usual and customary covenants. Among other things, these covenants place limitations or restrictions on the Trust’s ability to (i) incur other indebtedness, (ii) change certain investment policies, or (iii) pledge or create liens upon the assets of the Trust. In addition, the Trust is required to deliver financial information to the Lender, maintain an asset coverage ratio of not less than 300%, meet certain other coverage tests and financial covenants and maintain its registration as a closed-end management investment company. No violations of the credit agreement occurred during the six months ended March 31, 2021.

For the six months ended March 31, 2021, the average amount borrowed under the Credit Agreement and the average interest rate for the amount borrowed was $42,067,582 and 1.28%, respectively. As of March 31, 2021, the amount of such outstanding borrowings was $50,150,000. The interest rate applicable to the borrowings on March 31, 2021 was 1.38%. All securities held as of March 31, 2021 are pledged as collateral for the leverage facility.

Series 2026 Term Preferred Shares

On March 24, 2021, the Trust had issued 1,040,000 shares of Series 2026 Term Preferred Shares (“Preferred Shares”), listed under trading symbol XFLTPRA on the NYSE, with a liquidation preference of $25.00 per share plus accrued and unpaid dividends (whether or not declared). The Preferred Shares are entitled to a dividend at a rate of 6.50% per year, paid quarterly, based on the $25.00 liquidation preference before the common stock is entitled to receive any dividends. The Preferred Shares are generally not redeemable at the Trust’s option prior to March 31, 2023, and are subject to mandatory redemption by the Trust in certain circumstances. On or after March 31, 2026, the Trust may redeem in whole, or from time to time in part, outstanding Preferred Shares at a redemption price per share equal to the per share liquidation preference of $25.00 per share, plus accumulated and unpaid dividends, if any, through the date of redemption. Issuance costs related to the Preferred Shares of 1,205,375 are deferred and amortized over the period the Preferred Shares are outstanding. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy.

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XAI Octagon Floating Rate &
Alternative Income Term Trust	Notes to Financial Statements

March 31, 2021 (Unaudited)

7. PORTFOLIO INFORMATION

Purchase and Sales of Securities: For the six months ended March 31, 2021, the cost of purchases and proceeds from sales of securities, excluding short-term obligations were as follows:

Cost of Investments Purchased	$107,178,744
Proceeds from Investments Sold	$28,784,191

8. UNFUNDED COMMITMENTS

The Trust may enter into certain credit agreements, all or a portion of which may be unfunded. The Trust is obligated to fund these loan commitments at the borrowers’ discretion. Unfunded loan commitments and funded portions of credit agreements are marked-to-market daily. Net unrealized appreciation/depreciation on unfunded commitments is reflected in other assets and payable for investment securities purchased in the Statement of Assets and Liabilities and unrealized appreciation (depreciation) on investments in the Statement of Operations. At March 31, 2021, the Trust had an unfunded commitment with the following securities:

Precision Medicine Group LLC	$13,032
Southern Veterinary	8,214
Tricorbraun, Inc.	32,222
$53,468

9. TAXES

Classification of Distributions: Because U.S. federal income tax regulations differ from U.S. GAAP, net investment income and net realized gains may differ for financial statement and tax purposes. The “tax return of capital” referenced in the Trust’s Statement of Changes in Net Assets and Financial Highlights is based on the characterization under tax regulations. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. For the Trust, these differences are due to temporary book/tax differences arising primarily from the income recognition deferral for distributions received from certain CLO equity positions that qualify as passive foreign investment companies. Also, due to the timing of dividend distributions, the fiscal year in which the amounts are distributed for tax purposes may differ from the fiscal year in which the income or realized gain was recorded by the Trust.

The tax character of distributions paid by the Trust during the year ended September 30, 2020, was as follows:

2020
Distributions Paid From:
Ordinary income	$6,601,748
Return of capital	2,879,758
Total	$9,481,506

Tax Basis of Investments: Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of March 31, 2021, was as follows:

Cost of investments for income tax purposes	$257,667,709
Gross appreciation (excess of value over tax cost)	$3,843,628
Gross depreciation (excess of tax cost over value)	(9,045,113)
Net unrealized depreciation	$(5,201,485)

Federal Income Tax Status: For federal income tax purposes, the Trust currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income and realized gain, not offset by capital loss carryforwards, if any, to its shareholders. No provision for federal income taxes has been made.

Semi-Annual Report | March 31, 2021	39

XAI Octagon Floating Rate &
Alternative Income Term Trust	Notes to Financial Statements

March 31, 2021 (Unaudited)

As of and during the six months ended March 31, 2021, the Trust did not have a liability for any unrecognized tax benefits. The Trust files U.S. federal, state, and local tax returns as required. The Trust’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return.

As a registered investment company, the Trust is subject to a 4% excise tax that is imposed if the Trust does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Trust’s fiscal year). In certain circumstances, the Trust may elect to retain income or capital gain to the extent that the Board of Trustees, in consultation with Trust management, determines it to be in the interest of shareholders to do so. Alternatively, the Trust may have to dispose of portfolio securities to make a distribution at a time when independent investment judgment might not dictate such disposition.

Depending on the level of taxable income earned in a tax year, the Trust may choose to carry forward such taxable income in excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Trust determines that its estimated current year taxable income will be in excess of estimated dividend distributions for the current year from such income, the Trust accrues excise tax, if any, on estimated excess taxable income as such taxable income is earned. For the six months ended March 31, 2021, the Trust has accrued U.S. federal excise tax of $33,040. The U.S. federal excise tax is reported in the Statement of Assets and Liabilities as accrued excise tax payable and in the Statement of Operations as excise tax. The Trust paid excise tax of $86,867 for 2020.

10. SENIOR SECURITIES

The following table sets forth information about the Trust’s outstanding senior securities as of the end of each fiscal period since its inception.

Fiscal Period Ended	Title of Security	Total Principal Amount Outstanding	Asset Coverage Per $1,000 of Principal Amount
March 31, 2021	Borrowings	$50,150,000	$3,897
March 31, 2021	Term Preferred Shares	$26,000,000	$2,416
September 30, 2020	Borrowings	$35,650,000	$3,384
September 30, 2019	Borrowings	$38,965,000	$3,020
September 30, 2018	Borrowings	$38,865,000	$3,041
September 30, 2017	—	$—	N/A

11. SUBSEQUENT EVENTS

On March 1, 2021, the Trust declared a distribution of $0.073 per Common Share, which was paid on April 1, 2021 to Common Shareholders of record on March 16, 2021.

On April 1, 2021, the Trust declared a distribution of $0.073 per Common Share, which was paid on May 3, 2021 to Common Shareholders of record on April 15, 2021.

On April 12, 2021, the Audit Committee of the Trust selected Cohen & Company, 1350 Euclid Ave., Suite 800, Cleveland, OH 44115, as the Trust’s independent registered public accounting firm for the Trust’s fiscal year ending September 30, 2021. This selection was ratified approved by the Trust’s Board of Trustees, including by all of the Independent Trustees. The independent registered public accounting firm is expected to render an opinion annually on the financial statements and financial highlights of the Trust.

The Trust’s Audit Committee conducted a comprehensive, competitive process to determine the Trust’s independent registered public accounting firm for the Trust’s fiscal year ending September 30, 2021. The Audit Committee considered, among other things, external auditor capability; effectiveness and efficiency of audit services; results of periodic assessments of performance by Trust management and the Audit Committee; and evaluation of fees in the context of audit scope.

See “Additional Information - Change in Independent Auditor” in this report for additional information on the auditor change.

On May 3, 2021, the Trust declared a distribution of $0.073 per Common Share, payable on June 1, 2021 to Common Shareholders of record on May 18, 2021.

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XAI Octagon Floating Rate & Alternative Income Term Trust	Risks

March 31, 2021 (Unaudited)

Investors should consider the specific risk factors and special considerations associated with investing in the Trust. In the normal course of business, the Trust invests in financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). Investors should see the “Risks” section in the Trust’s most recent Annual Report on Form N-CSR for a detailed discussion of factors investors should consider carefully before deciding to invest in the Trust’s Shares.

Semi-Annual Report | March 31, 2021	41

XAI Octagon Floating Rate & Alternative Income Term Trust	Additional Information

March 31, 2021 (Unaudited)

DIVIDEND REINVESTMENT PLAN

Under the Trust’s Dividend Reinvestment Plan (the “Plan”), a Common Shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically by DST Systems, Inc., which is agent under the Plan (the “Plan Agent”), unless the Common Shareholder elects to receive cash.

Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested in additional Common Shares under the Plan, unless the broker or nominee does not participate in the Plan or the Common Shareholder elects to receive distributions in cash. Investors who own Common Shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by DST Systems, Inc., as dividend disbursing agent. A participant in the Plan who wishes to opt out of the Plan and elect to receive distributions in cash should contact DST Systems, Inc. in writing at the address specified below or by calling the telephone number specified below.

Under the Plan, whenever the market price of the Common Shares is equal to or exceeds net asset value at the time Common Shares are valued for purposes of determining the number of Common Shares equivalent to the cash dividend or capital gains distribution, participants in the Plan are issued new Common Shares from the Trust, valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then-current market price of the Common Shares. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next preceding trading day. If the net asset value of the Common Shares at the time of valuation exceeds the market price of the Common Shares, the Plan Agent will buy the Common Shares for the Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan Agent will endeavor to terminate purchases in the open market and cause the Trust to issue Common Shares at the greater of net asset value or 95% of market value if, following the commencement of such purchases, the market value of the Common Shares exceeds net asset value. If the Trust should declare a distribution or capital gains distribution payable only in cash, the Plan Agent will buy the Common Shares for the Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts. There is no charge from the Trust for reinvestment of dividends or distributions in Common Shares pursuant to the Plan and no brokerage charges will be incurred with respect to Common Shares issued directly by the Trust pursuant to the Plan; however, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open-market purchases.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant.

In the case of shareholders such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, and participate in the Plan, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the Common Shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.

Participants that request a sale of shares through the Plan Agent will incur brokerage charges in connection with such sales.

The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent on at least 90 days’ prior written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to the Plan Agent, DST Systems, Inc., 430 W. 7th Street, Kansas City, Missouri 64105-1594.

PROXY VOTING

You may obtain (i) Information on how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 and (ii) a description of the policies and procedures that the Trust used to determine how to vote proxies relating to portfolio securities, without charge, upon request, by calling (888) 903-3358. This information is also available on the SEC’s website at www.sec.gov.

42	www.xainvestments.com

XAI Octagon Floating Rate & Alternative Income Term Trust	Additional Information

March 31, 2021 (Unaudited)

NOTICE TO SHAREHOLDERS REGARDING PURCHASES OF COMMON SHARES

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Trust from time to time may purchase its Common Shares in the open market or in private transactions.

TRUST CERTIFICATIONS

The Trust’s Chief Executive Officer (“CEO”) has submitted to the NYSE the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Trust has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

QUARTERLY SCHEDULE OF PORTFOLIO INVESTMENTS INFORMATION

The Trust is required to file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

AVAILABILITY OF TRUST UPDATES

The Trust regularly updates performance and certain other data and publishes press releases and other material information as necessary from time to time on its website at www.xainvestments.com/XFLT. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trust. References herein to the Trust’s website are intended to allow investors public access to information regarding the Trust and do not, and are not intended to, incorporate the Trust’s website in this report.

PRIVACY PRINCIPLES OF THE TRUST

The Trust is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how the Trust protects that information and why, in certain cases, the Trust may share information with select other parties.

Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third-party administrator).

The Trust restricts access to non-public personal information about its shareholders to employees of the Adviser and its delegates and affiliates with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

TRANSFER AGENT, CUSTODIAN AND ADMINISTRATOR

DST Systems, Inc., 430 W. 7th Street, Kansas City, Missouri 64105, serves as the Trust’s dividend disbursing agent, agent under the Trust’s Plan, transfer agent and registrar with respect to the Trust’s Common Shares.

U.S. Bank N.A., 1555 N. River Center Drive, Milwaukee, Wisconsin 53212, serves as the Trust’s custodian. Under the custody agreement, the custodian is required to hold the Trust’s assets in compliance with the 1940 Act. For its services, the custodian receives a monthly fee based upon, among other things, the average value of the total assets of the Trust, plus certain charges for securities transactions.

SS&C ALPS Fund Services, Inc. (“ALPS”) serves as the administrator of the Trust. Pursuant to an administration, bookkeeping and pricing services agreement, the administrator provides certain administrative services to the Trust. The Trust pays to ALPS a monthly fee equal to the greater of an annual minimum fee or a fee equal to a percentage of the Trust’s net assets, which percentage is subject to breakpoints at increasing levels of net assets, and reimburses ALPS for certain out-of-pocket expenses. SS&C ALPS Inc. is located at 1290 Broadway, Suite 1000, Denver, CO 80203.

Semi-Annual Report | March 31, 2021	43

XAI Octagon Floating Rate & Alternative Income Term Trust	Additional Information

March 31, 2021 (Unaudited)

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP, 155 North Wacker Drive, Chicago, Illinois 60606, serves as the Trust’s legal counsel.

CHANGE IN INDEPENDENT AUDITOR

On April 12, 2021, XAI Octagon Floating Rate & Alternative Income Term Trust (the “Trust”) dismissed KPMG LLP as the Trust’s independent registered public accounting firm.

KPMG’s audit reports on the Trust’s financial statements as of and for the fiscal years ended September 30, 2019 and September 30, 2020 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended September 30, 2019 and September 30, 2020, and through April 12, 2021, there were (i) no disagreements between the Trust and KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which, if not resolved to KPMG LLP’s satisfaction, would have caused KPMG LLP to make reference in connection with their opinion to the subject matter of the disagreement, and (ii) no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On April 12, 2021, the Audit Committee of the Trust selected Cohen & Company, 1350 Euclid Ave., Suite 800, Cleveland, OH 44115, as the Trust’s independent registered public accounting firm for the Trust’s fiscal year ending September 30, 2021. This selection was approved by the Trust’s Board of Trustees, including by all of the Independent Trustees. The independent registered public accounting firm is expected to render an opinion annually on the financial statements and financial highlights of the Trust.

A letter from KPMG LLP is attached as Exhibit EX-99.13.A.4.II on the Trust’s Form N-CSR filing on May 26, 2021.

UNRESOLVED SEC STAFF COMMENTS

None.

44	www.xainvestments.com

(b)	Not applicable.

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	The Schedule of Investments is included as part of the Semi-Annual Report to Stockholders filed under Item 1 of this report.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Directors of the Registrant.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on an evaluation of the Registrant’s controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable to semi-annual report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as exhibit Ex-99.Cert.

(a)(3)	None.

(a)(4)(i)	On April 12, 2021, XAI Octagon Floating Rate & Alternative Income Term Trust (the “Trust”) dismissed KPMG LLP as the Trust’s independent registered public accounting firm.

KPMG’s audit reports on the Trust’s financial statements as of and for the fiscal years ended September 30, 2019 and September 30, 2020 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended September 30, 2019 and September 30, 2020, and through April 12, 2021, there were (i) no disagreements between the Trust and KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which, if not resolved to KPMG LLP’s satisfaction, would have caused KPMG LLP to make reference in connection with their opinion to the subject matter of the disagreement, and (ii) no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1943, as amended.

On April 12, 2021, the Audit Committee of the Trust selected Cohen & Company, 1350 Euclid Ave., Suite 800, Cleveland, OH 44115, as the Trust’s independent registered public accounting firm for the Trust’s fiscal year ending September 30, 2021. This selection was approved by the Trust’s Board of Trustees, including by all of the Independent Trustees. The independent registered public accounting firm is expected to render an opinion annually on the financial statements and financial highlights of the Trust.

(a)(4)(ii)	KPMG Letter

(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as exhibit Ex-99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

XAI OCTAGON FLOATING RATE & ALTERNATIVE INCOME TERM TRUST

By:	(Signature and Title)	/s/ Theodore J. Brombach
Theodore J. Brombach
Date:	May 26, 2021	President and Chief Executive Officer
(Principal Executive Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	(Signature and Title)	/s/ Theodore J. Brombach
Theodore J. Brombach
Date:	May 26, 2021	President and Chief Executive Officer
(Principal Executive Officer)

By:	(Signature and Title)	/s/ Derek J. Mullins
Derek J. Mullins
Date:	May 26, 2021	Treasurer and Chief Financial Officer
(Principal Financial Officer)